UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5085



                          Capital Income Builder, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            Eric A.S. Richards, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL INCOME BUILDER

CIB seventeen years on:
A visit with your fund's portfolio counselors

[close-up photo of apples on an apple tree branch]

Annual report for the year ended October 31, 2004

CAPITAL INCOME BUILDER(R) seeks to provide a growing dividend -- with higher income distributions every quarter to the extent possible -- together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.



Contents                                                           Page

Letter to shareholders                                                1

The value of a long-term perspective                                  5

CIB seventeen years on:
A visit with your fund's portfolio counselors                         6

Summary investment portfolio                                         12

Financial statements                                                 17

Directors and officers                                               32

The American Funds family                                    back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

Class A shares                                                      1 year           5 years          10 years
Reflecting 5.75% maximum sales charge                               +10.30%          +7.84%            +11.06%

The fund's 30-day yield for Class A shares as of November 30, 2004, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.04%, which reflects a fee waiver (3.03% without the fee waiver).

Other share class results and important information can be found on page 29.

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004, through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate one to five basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus. The return of principal for the bond holdings in Capital Income Builder is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

[close-up photo of apples on an apple tree branch]



FELLOW SHAREHOLDERS:

Global stock markets ebbed and flowed during Capital Income Builder's 2004 fiscal year, and your fund rose with -- and against -- the tide. For the 12 months ended October 31, Capital Income Builder provided a solid 16.7% gain. This return includes reinvestment of the December capital gain distribution of
17.3 cents a share and quarterly dividends totaling $1.805 a share.

During the same 12-month period, the unmanaged Standard & Poor's 500 Composite Index returned 9.4%, while income funds tracked by Lipper rose an average of 8.1%.

While we are pleased to report such a positive set of returns, we remind you that they reflect a short-term period. The table below highlights Capital Income Builder's results over longer, more meaningful periods of time. As you can see, in periods of five and 10 years, as well as in the more than 17 years since the fund began operations, CIB has compared favorably to its relevant benchmarks.

MEETING THE FUND'S DUAL OBJECTIVE

During the year, Capital Income Builder met its unique two-pronged objective of above-average current income and the growth of its dividend. The fund's 3.7% dividend rate (at net asset value) as of October 31 was more than double the 1.7% rate of the S&P 500, and well ahead of the 2.5% dividend rate of the Lipper income funds average.

The fund's other goal, which is to increase its dividend over time, has proved challenging in recent years due to interest rates and stock yields that have declined to near historic lows. After more than two years without an increase in its quarterly dividend, the fund generated one of 0.5 cents a share in September, boosting its quarterly dividend to 45.5 cents a share.

[Begin Sidebar]
RESULTS AT A GLANCE (For periods ended October 31, 2004, with all distributions reinvested)

                                                                                             Average annual total return
                                                                    1-year                                          Lifetime (since
                                                                 total return        5 years        10 years        July 30, 1987)

Capital Income Builder                                              +16.7%            +9.3%          +11.8%             +11.5%
Standard & Poor's 500 Composite Index(1)                             +9.4            - 2.2           +11.0              +10.2
Lipper income funds average(2)                                       +8.1             +4.0            +7.6               +9.7
Consumer price index (inflation)(3)                                  +3.2             +2.6            +2.5               +3.0

(1) The S&P 500 index is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
(2) Averages are based on total return and do not reflect the effect of sales charges.
(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

While this increase might seem modest after a long period of readjustment, it nonetheless marks what we hope is a significant turning point in the fund's recent dividend payment history. Our optimism is encouraged by the fact that interest rates are no longer trending downward, and increasing corporate cash flows and a lower federal tax rate on corporate dividends have led many companies to initiate or increase dividends during the year. Moderate increases in the fund's quarterly income distributions should be possible if these trends continue. Overall, the fund's long-term growth of income has been substantial:
107.5% since its first full-quarter payment in December 1987, with capital gains reinvested, for a compound average growth rate of 4.5% a year.

REVIEWING THE MARKET

At the start of the fund's fiscal year, global stock markets were keeping pace with one of the most rapid periods of economic growth of the past two decades. The technology sector was reinvigorated, consumer demand was on the rise, interest rates and inflation remained low, and companies that had earlier pursued restructuring efforts showed increased profits. Investors were pleased and responded by bidding up prices. However, in March and April stock prices retreated as investors reacted to fresh concerns about the war in Iraq, the rising cost of oil and interest rates that began to trend upward. In late
August, the market suddenly turned around again and has enjoyed a fairly substantial snapback since. True to character, Capital Income Builder participated in the stock rallies early and late in the fund's fiscal year and held up fairly well when markets declined in the spring.

Bond yields, which are influenced by the perceived strength of the economy and the outlook for inflation, generally trended lower in the first half of the year. Yields rose in the spring months, however, as investors worried about the outlook for inflation and the possibility that the Federal Reserve might have to respond with rate hikes. As expected, the Fed raised its short-term lending rate by a quarter point on June 30 and again on August 10 and September 21, boosting the fed funds rate to 1.75%. Rises in short-term bond yields followed, though intermediate- and long-term bonds were less affected by the hikes.

 [Begin Sidebar]
CAPITAL INCOME BUILDER'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION (dividends as declared and adjusted for reinvested capital gains)


[begin bar chart]

                                  Additional income earned       Inflation=
                    Dividend      on initial shares if           Consumer Price
                                  capital gain distributions     Index (through
Fiscal Quarters                   were reinvested                September 2004)
9/1987               22.0*         22.0                          -
12/1987              28.0          28.0                          115.4
3/1988               28.5          28.5                          116.5
6/1988               29.0          29.0                          118.0
9/1988               29.5          29.5                          119.8
12/1988              30.0          30.0                          120.5
3/1989               30.5          30.5                          122.3
6/1989               31.0          31.0                          124.1
9/1989               31.5          31.5                          125.0
12/1989              32.5          32.5                          126.1
3/1990               33.0          33.0                          128.7
6/1990               33.5          33.5                          129.9
9/1990               34.0          34.0                          132.7
12/1990              34.5          34.5                          133.8
3/1991               35.0          35.0                          135.0
6/1991               35.5          35.5                          136.0
9/1991               36.0          36.0                          137.2
12/1991              36.5          36.5                          137.9
3/1992               37.0          37.3                          139.3
6/1992               37.5          37.8                          140.2
9/1992               38.0          38.3                          141.3
12/1992              38.5          38.8                          141.9
3/1993               39.0          39.5                          143.6
6/1993               39.5          40.0                          144.4
9/1993               40.0          40.5                          145.1
12/1993              40.5          41.0                          145.8
4/1994               41.0          41.6                          147.2
6/1994               41.5          42.1                          148.0
9/1994               42.0          42.6                          149.4
12/1994              42.5          43.1                          149.7
3/1995               43.0          43.8                          151.4
6/1995               43.5          44.3                          152.5
9/1995               44.0          44.8                          153.2
12/1995              44.5          45.3                          153.5
3/1996               45.0          46.4                          155.7
6/1996               45.5          47.0                          156.7
8/1996               46.0          47.5                          157.8
12/1996              46.5          48.0                          158.6
3/1997               46.5          48.9                          160.0
6/1997               47.0          49.4                          160.3
9/1997               47.5          49.9                          161.2
12/1997              48.0          50.4                          161.3
3/1998               48.0          52.2                          162.2
6/1998               48.5          52.7                          163.0
9/1998               49.0          53.3                          163.6
12/1998              49.5          53.8                          163.9
3/1999               48.0          55.3                          165.0
6/1999               48.5          55.9                          166.2
9/1999               49.0          56.5                          167.9
12/1999              49.5          57.1                          168.3
3/2000               49.5          59.2                          171.2
6/2000               50.0          59.8                          172.4
9/2000               50.5          60.4                          173.7
12/2000              51.0          61.0                          174.0
3/2001               51.5          62.9                          176.2
6/2001               52.0          63.5                          178.0
9/2001               52.5          64.2                          178.3
12/2001              52.5          64.2                          176.7
3/2002               51.0          64.0                          178.8
6/2002               51.0          64.0                          179.9
9/2002               51.0          64.0                          181.0
12/2002              51.0          64.0                          180.9
3/2003               50.5          64.2                          184.2
6/2003               50.5          64.2                          183.7
9/2003               50.5          64.2                          185.2
12/2003              45.0          57.2                          184.3
3/2004               45.0          57.4                          187.4
6/2004               45.0          57.4                          189.7
9/2004               45.5          58.1                          189.9
12/2004              45.5          58.1

(index: December 1987=100)

*Not a full quarter
[End Sidebar]

COMPANIES DELIVER STRONG GAINS

While we believe distilling the highs and lows of the markets into a brief commentary helps frame our sometimes-rocky investment landscape, we nonetheless want to remind you that we invest in companies, not markets. When assembling a portfolio, Capital Income Builder's investment professionals do the fundamental research necessary to evaluate the individual merits of a security, including its long-term potential.

Stock selection offered broad support: Of the 255 securities held by the fund at the end of the period, 60% rose in price. The fund's substantial investments in two industry groupings -- financials and telecommunications services -- were strong contributors to its positive results. Banks and other financial companies have continued to benefit from strengthened operations and improved credit quality, as well as diversification into sources of revenue that are less sensitive to market and interest-rate movements. Among the fund's 10 largest holdings (see table on page 4), notable gainers in this category included Bank of America (+18.3%) and HSBC Holdings (+7.6%). Telecommunication services companies continued to improve their balance sheets, increase cash flows and boost dividends during the year. Among the portfolio's largest telecom investments, SBC and Verizon Communications, your fund's fourth and fifth largest holdings, posted solid gains of 5.3% and 16.4%, respectively.

Considering the fund's investments in other industry groupings, rising fuel and energy prices helped lift returns for utilities as well as oil and gas companies, sectors well-represented in the portfolio's top 10 holdings: Royal Dutch Petroleum (+22.2), E.ON (+61.9%), National Grid Transco (+36.4%) and ENI (+43.8%).

[Begin Sidebar]
A LIFETIME OF HIGH CURRENT INCOME
(Capital Income Builder's 12-month dividend rate versus its benchmarks -- years ended October 31)

Date                  Capital Income Builder         S&P 500          Lipper income funds average

10/31/88                          6.17%               3.29%                  7.01%
04/30/89                          5.11                3.27                   7.00
10/31/89                          5.14                3.21                   6.98
04/30/90                          5.29                3.47                   7.42
10/31/90                          5.60                3.91                   7.90
04/30/91                          4.91                3.25                   7.01
10/31/91                          5.07                3.09                   6.58
04/30/92                          4.90                2.93                   6.16
10/31/92                          4.69                2.95                   6.16
04/30/93                          2.97                2.83                   5.33
10/31/93                          4.05                2.68                   4.81
04/30/94                          6.18                2.82                   4.96
10/31/94                          5.05                2.76                   4.61
04/30/95                          5.07                2.59                   4.69
10/31/95                          4.78                2.35                   4.42
04/30/96                          4.72                2.17                   4.26
10/31/96                          4.56                2.10                   4.21
04/30/97                          4.38                1.89                   4.17
10/31/97                          4.06                1.68                   4.01
04/30/98                          3.80                1.44                   4.04
10/31/98                          4.44                1.48                   4.11
04/30/99                          4.26                1.23                   3.74
10/31/99                          4.21                1.22                   3.96
04/30/00                          4.63                1.15                   4.24
10/31/00                          4.49                1.15                   4.33
04/30/01                          4.45                1.27                   4.28
10/31/01                          5.18                1.49                   4.29
04/30/02                          4.52                1.46                   3.51
10/31/02                          4.54                1.81                   3.54
04/30/03                          4.82                1.79                   3.27
10/31/03                          4.45                1.61                   2.90
04/30/04                          3.98                1.64                   2.64
10/31/04                          3.56                1.68                   2.49

All numbers calculated by Lipper.
[End Sidebar]

There were two notable developments in your fund's portfolio during the year, both precipitated by yields in the United States that have remained historically low. The first is reflected in the geographic distribution of equities, which are now weighted more heavily outside the United States (see chart on page 4). Thanks to stock price gains and currency appreciation against the U.S. dollar, these investments proved beneficial to the fund. An even more cautious bond strategy represents the portfolio's second development. During the period, fixed-income securities were trimmed from 28.3% of assets to 23.4%, accounting for an environment in which inflation dampened investor enthusiasm for fixed-income securities. Your fund's portfolio counselors have exercised caution by focusing on shorter-term debt, adjustable-rate bonds, and instruments that are less sensitive to rate hikes.

[Begin Sidebar]
Where the fund's assets are invested (percent invested by country)

                                    October 31, 2004
EQUITIES
     United States                        32.3
     Europe                               25.9
     Asia/Pacific                         10.3
     Other                                 2.0
     Total equities                       70.5%

BONDS
     United States                        22.0
     Other                                 1.4
     Total bonds                          23.4%

CASH & equivalents                         6.1%

TOTAL                                    100.0%
[End Sidebar]

[Begin Sidebar]
LARGEST EQUITY HOLDINGS (as of October 31, 2004)

                                                           Percent          12-month
                                                           of net         stock price         Current
Company                                                    assets           change(1)           yield

Royal Dutch Petroleum/                                                                          3.3/
"Shell" Transport and                                        1.7%            +23.9%             3.7%
Trading(2)
E.ON                                                         1.5             +61.9              2.9
Altria Group                                                 1.5              +4.2              6.0
SBC Communications                                           1.4              +5.3              4.9
Verizon Communications                                       1.4             +16.4              3.9
Bank of America                                              1.3             +18.3              4.0
National Grid Transco                                        1.3             +36.4              4.2
HSBC Holdings                                                1.2              +7.6              3.8
Washington Mutual                                            1.0            - 11.5              4.6
ENI                                                          1.0             +43.8              3.6

(1) Figures are shown in U.S. dollars.
(2) Reflects U.S. shares.
[End Sidebar]


FOCUSED ON THE LONG-TERM

Looking ahead, we feel the fund will be best served by remaining true to its objective. Markets rise and fall, as do interest rates, but our goal to provide growth of income for our shareholders is unwavering. Capital Income Builder's portfolio counselors work together toward this aim each and every day. On the following pages, we invite you to hear from some of these investment professionals about the fund's objective, including how they go about finding the most appropriate yield opportunities.

Despite periods of inevitable volatility in the global marketplace, Capital Income Builder has served its shareholders well over the years. Since its inception on July 30, 1987, the fund has produced an average annual total return of 11.5%, while providing a cushion during severe market declines.

We hope that Capital Income Builder continues to be an integral part of your overall financial plan, and we thank you for sharing our long-term perspective.

Cordially,

/s/ James B. Lovelace               /s/ Catherine M. Ward

James B. Lovelace                   Catherine M. Ward
Chairman of the Board               President

December 8, 2004

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Jon Lovelace has retired as a director of Capital Income Builder. In consideration of his status as the fund's founding chairman, we're pleased to announce Mr. Lovelace's affiliation with the fund will continue as Founding Chairman Emeritus. The Directors express their appreciation to him for his years of devoted service.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN OVER THE FUND'S LIFETIME

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES (reflecting 5.75% maximum sales charge)

                                            Period ended 10/31/04

1 year                                            +10.02%
5 years                                            +8.04%
10 years                                          +11.14%

[begin mountain chart]

Year         Standard &      Capital         Lipper               Original        Capital
ended        Poor's 500      Income          Income               Investment      Income
October 31   Composite       Builder with    Funds Average (3)                    Builder with
             Index with      dividends                                            dividends
             dividends       reinvested                                           in cash
             reinvested (2)

Initial      $10,000         $ 9,425         $10,000              $10,000         $ 9,425
1987 /#/     $ 7,995         $ 8,990         $ 9,260              $10,000         $ 8,842
1988         $ 9,175         $10,093         $10,590              $10,000         $ 9,429
1989         $11,592         $11,782         $12,253              $10,000         $10,438
1990         $10,725         $11,590         $11,577              $10,000         $ 9,738
1991         $14,309         $14,973         $14,963              $10,000         $11,946
1992         $15,733         $16,989         $16,813              $10,000         $12,925
1993         $18,079         $19,973         $20,033              $10,000         $14,509
1994         $18,776         $20,066         $19,661              $10,000         $13,824
1995         $23,735         $23,478         $22,987              $10,000         $15,392
1996         $29,450         $27,409         $26,259              $10,000         $17,077
1997         $38,904         $33,748         $31,411              $10,000         $20,207
1998         $47,459         $38,238         $34,431              $10,000         $21,932
1999         $59,638         $39,199         $35,593              $10,000         $21,584
2000         $63,265         $41,384         $37,915              $10,000         $21,776
2001         $47,519         $44,438         $38,809              $10,000         $22,308
2002         $40,345         $44,507         $37,073              $10,000         $21,313
2003         $48,732         $52,484         $44,205              $10,000         $23,999
2004         $53,318         $61,253         $49,283              $10,000         $26,992

YEAR ENDED OCTOBER 31                       1987#           1988            1989           1990           1991            1992
Total value
Dividends reinvested(4)                       $92            494             556            633            708             792
Value at year-end(1),(4)                   $8,990         10,093          11,782         11,590         14,973          16,989
CIB total return                          (10.1)%           12.3            16.7          (1.6)           29.3            13.5

YEAR ENDED OCTOBER 31                        1993           1994            1995           1996           1997            1998
Total value
Dividends reinvested(4)                       880            974           1,079          1,200          1,324           1,468
Value at year-end(1),(4)                   19,973         20,066          23,478         27,409         33,748          38,238
CIB total return                             17.6            0.5            17.0           16.8           23.2            13.3

YEAR ENDED OCTOBER 31                        1999           2000            2001           2002           2003            2004
Total value
Dividends reinvested(4)                     1,624          1,809           2,017          2,152          2,261           2,117
Value at year-end(1),(4)                   39,199         41,384          44,438         44,507         52,484          61,253
CIB total return                              2.5            5.6             7.4            0.2           17.9            16.7

Average annual total return for 17 1/4 years: 11.1%

# For the period July 30, 1987 (when the fund began operations) through
  October 31, 1987.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The S&P 500 index is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
(3) Calculated by Lipper with all distributions reinvested. The Lipper income funds average (as shown) only includes funds that have been in existence since 7/30/1987. The average does not reflect sales charges.
(4) The fund's dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


CIB SEVENTEEN YEARS ON: A VISIT WITH YOUR FUND'S PORTFOLIO COUNSELORS

[photo of Jim Lovelace]
[Begin Pull Quote]
"Historically, [the fund's] dual focus on above-average and growing income has helped reduce the impact of rising prices for our shareholders."
  Jim Lovelace, coordinating portfolio counselor

[photo of apples on a wood platform]

[photo of Mark Macdonald]
" I think I can speak for all the investment professionals associated with Capital Income Builder when I say that every investment decision we make is informed by countless hours of in-depth research."
  Mark Macdonald, portfolio counselor and research analyst

Capital Income Builder was founded in 1987 upon what was then an innovative premise for a mutual fund. "We created the fund as a way to allow individuals to participate in the institutional approach to investing," explains Jon Lovelace, the fund's founding chairman and a retired portfolio counselor. "Like non-profit organizations that rely on endowments, many people need to increase the value of their assets even as they are drawing on the income those assets produce."

Is CIB's objective as relevant today as it was 17 years ago? On the following pages, your fund's four portfolio counselors will offer their perspectives on this topic and others. Joining Jim Lovelace, coordinating portfolio counselor, are his fellow Los Angeles-based portfolio counselors Joyce Gordon and Mark Macdonald, as well as Steve Watson, who is based in Hong Kong. Together, these professionals average more than 21 years of investment experience. We invite you to sit in.

A TIMELESS MANDATE

JIM: This fund's objective is to provide a growing dividend, with higher income distributions every quarter to the extent possible, together with a current yield that exceeds that of U.S. stocks generally. The reason this is so important is because the effects of inflation can be significant. At an annual rate of 4%, someone making $50,000 a year today would need $109,556 twenty years from now just to maintain his or her standard of living. Even though Capital
Income Builder invests in stocks, its primary objective is not capital appreciation. The way I think about this fund is that we're striving to produce a dividend rate of 4% to 5% a year and an income stream that is growing at a rate of, say, between 3% and 5%. Historically, this dual focus on above-average and growing income has helped reduce the impact of rising prices for our shareholders.

JOYCE: In a way, I think Capital Income Builder's income mandate grows more relevant with each passing year because our challenges continue to grow. Most of us will need more income for a variety of reasons. We're living longer, so our money must last longer. Our years in retirement could match our working years. Health care costs continue to rise. As many investors have discovered recently, focusing solely on share price can be a disappointing experience. I believe that rising income and capital appreciation often go hand in hand. Companies that can produce a consistently growing stream of dividend payments generally do so by achieving significant improvements in earnings. Over time, that combination of dividend increases and enhanced earnings can lead to gains in stock price.

[Begin Sidebar]
A WORLD OF YIELD

Capital Income Builder can invest significantly in stocks based outside the U.S. That flexibility is important, because stock markets in other countries often have attractive yields.
[begin bar chart]
                                U.S.        1.7%

                              Canada        1.7%

                             Germany        2.0%

                           Hong Kong        3.0%

                                U.K.        3.3%

                         Netherlands        3.7%

                           Australia        3.7%

              Capital Income Builder        3.7%
[end bar chart]


Source for countries: MSCI, as of October 31, 2004
[End Sidebar]

MARK: As of October 31, CIB's bond component, which represented 23.4% of the fund's assets, generated 27.9% of the fund's income. By nature, the bond component is defensive, and we manage bonds in CIB to provide stability and a high level of income. It's also important to note that we don't want to curtail the fund's potential for capital appreciation, which is driven by stocks. This approach allows the investment professionals who are managing the equity portions of the fund to look for growth opportunities.

STEVE: I think many investors underestimate the role rising income can play in helping them meet their financial goals -- and keeping principal intact is a crucial aspect of that. Dividend-paying companies are typically large and conservative, with relatively predictable earnings, so they tend to fare better than their weaker competitors during difficult periods. One of the goals of this fund is to provide downside protection and, while it's not unusual for us to lag the broader market when stock prices are rising sharply, during every major stock market decline over its lifetime, Capital Income Builder has held up better.

[Begin Sidebar]
[photo of apples]

[photo of Joyce Gordon]
"When searching for opportunities for a fund like Capital Income Builder, the role of fundamental research takes on a broad dimension for all our investment professionals."
Joyce Gordon, portfolio counselor and research analyst

[End Sidebar]

THE DIVIDEND HARVEST

JIM: Without a doubt, we are finding more dividend opportunities now than we did in the late '90s or even the early part of this decade. There are two reasons:
First, the U.S. government lowered the federal tax rate on corporate dividends, leading many companies to initiate or increase dividends during the year. Secondly -- and this is true of most bear markets -- more and more companies have learned the value of yield support. That is to say, when the market climate is one of low overall return, a company's yield becomes a more important component of its total return, which can be a buoy. A company that's generating good cash flow and growing its dividend is probably a healthy company, which means that over time -- over a complete market cycle, for example -- its stock price should also do well.

JOYCE: I agree with Jim that we're finding more opportunities, and in truth we're largely finding them in the usual places. Banks have traditionally been a good place to find yield because of their strategy of rewarding shareholders with rising dividend income. In the '90s, for example, banks typically paid out about 35% of their earnings. Now, many routinely return 45% to 50% of their earnings to shareholders. As an investor, I gain a lot of value from focusing on the growth rate of the dividend because I believe it reflects the true growth rate of the underlying company. Electric utilities, oil and gas companies, and real estate investment trusts are also companies that typically meet the qualifications for CIB.

A notable example of a company outside the classic yield sectors that has paid a generous dividend is Microsoft. This not only marks a change in their dividend behavior but is also somewhat unusual for the industry since tech companies have historically utilized their profits to grow the company. Microsoft generates substantial cash, much more than it needs to reinvest in the business. It's the first big tech company to return cash to shareholders in such a big way.

STEVE: Yes, Microsoft is an interesting case. I worry that they are treating this dividend payment as a one-off special event. It would send a much stronger message to the market if they were to adopt a strategy of consistent reward to their shareholders. Time will tell. Meanwhile, I'm seeing more opportunities in the telecommunications industry, where companies are shifting their focus from capital investments in the Internet, global media and the like, to generating net cash flow that they're in turn using to reward shareholders.

EXPANDING PROSPECTS ABROAD

JIM: It's worth noting that during the past fiscal year, CIB's global equities exceeded equity holdings in the United States.

STEVE: That's true. Right now I see better value outside the United States. What I'm finding is that whenever I get interested in a U.S. company, I discover a similar opportunity abroad at a more attractive valuation.

JIM: There has been a wave of privatizations of utilities in continental Europe and the U.K. These are particularly good investments for CIB because they offer not only significant yield but also substantial dividend growth. Elsewhere, it seems that many companies in Asia have discovered the value of yield support.

[Begin Sidebar]
[photo of Steven Watson]
"I think many investors underestimate the role rising income can play in helping them meet their financial goals -- and keeping principal intact is a crucial aspect of that."
Steven Watson, portfolio counselor
[End Sidebar]

STEVE: In the aftermath of the Asian crisis of 1997-98, companies that previously had growth strategies changed their focus to become more efficient, which included paying down their debt, consolidating businesses and returning profits to their investors. When I think of Capital Income Builder's two-pronged objective of above-average current income and growing income, for me, Asian companies are presently serving that objective well. I'm finding businesses with good yields and strong cash flow in Hong Kong, Singapore, Taiwan and China, though I've reduced holdings in the latter due to the dramatic share-price appreciation of a great many companies there.

One specific area I'd like to briefly mention is "infrastructure investing." This describes the investment opportunities we're finding in companies that control an asset that generates a consistent flow of incoming cash. An example of this type of company would be an owner of an airport, a highway or an underground metro system. Some utility companies also apply. What makes these investments particularly attractive -- and I hold several in the fund from various parts of the world -- is that the steady flow of cash generated by the asset eats away at the company's debt, which, in turn, accelerates the growth of the company's dividend. I think they're very good investments for CIB.

NAVIGATING IN A RISING INTEREST RATE ENVIRONMENT

In June, the Federal Reserve raised the federal funds rate by one-quarter of a percentage point, marking the Fed's first rate hike in four years. That was followed by additional quarter-percentage-point increases in August, September and November, with more expected in the months ahead.

JIM: Mark has already touched on an important point for CIB shareholders to keep in mind: As an extension of the fund's mandate, we have always taken a more defensive posture with our bond holdings. This is significant because rising interest rates will lower the value of a bond portfolio. In CIB, we hold bonds with shorter maturities, which tend to experience less price erosion than bonds with longer maturities.

JOYCE: A shift in the direction of interest rates is one of those events that rally your fund's investment professionals to do a lot of analysis. We've looked at the six industries that are the "biggies" for providing yield opportunities -- banks, drugs, food, oil, phones and utilities -- and analyzed how they performed through every major interest rate cycle since the 1950s. In general, we learned that three of the industries -- banks, phones and utilities -- have not done particularly well during periods when interest rates have bottomed out then risen. Well, it isn't possible to build a portfolio without those industries since they are where the market cap is, so our approach has been very granular. Company by company, we've searched for investment opportunities that we believe will do relatively well in a rising-rate environment.

[Begin Sidebar]
REACHING FOR THE "CLASSICS"

Certain industries are natural hunting grounds for Capital Income Builder, since they tend to pay generous dividends to attract investors.

[begin bar chart]
                  Information technology    0.6%

                      Telecommunications    2.8%

             Food, beverages and tobacco    3.0%

                        Commercial banks    3.2%

                             Real estate    3.7%

                               Utilities    3.7%

                  Capital Income Builder    3.7%

[end bar chart]
Source for industries: MSCI, as of October 31, 2004
[End Sidebar]

MARK: I'd say that since we last reported to our shareholders at the end of April, we have made the fund even more defensive. The average life of the portfolio's bond holdings shortened from 3.66 years to 3.55 years. By way of comparison, the average for the Lehman Brothers Aggregate Bond Index is 7.09 years.

Another point I'd like to make is that in a rising-rate environment, lower quality bonds tend to fare better. If interest rates go up because the economy is doing well, the bond issuer's ability to pay down their debt tends to improve as well. Presently, BBB-rated credits, which are investment-grade, represent about a third of Capital Income Builder's bond component.

RESEARCH: FUNDAMENTAL AND BROAD

JOYCE: When searching for opportunities for a fund like Capital Income Builder, the role of fundamental research takes on a broad dimension for all of our investment professionals. There are relatively few individual securities that both provide a high current yield and grow their dividends, so our challenge is to blend companies that, as a whole, meet both criteria. That not only requires we know our companies very well, but also that we work together in an integrated, collaborative effort to expand the context of our investment recommendations. An example: Often, our equity and bond analysts visit companies together. They may present the question to management, "What are you going to do with your excess capital?" The bond analyst may be expecting the answer "pay down debt," while the equity analyst may hope to hear, "pay a higher dividend." At the end of the day, whatever the answer is, the analysts will weigh their perspectives to decide if that company represents a qualified investment opportunity.

MARK: I'm glad you cited that example, Joyce, because I've always thought CIB's bond and equity analysts make a special effort to examine fundamentals, share their points of view and debate new ideas. I think I can speak for all the investment professionals associated with Capital Income Builder when I say that every investment decision we make is informed by countless hours of in-depth research for the benefit of our shareholders.


SUMMARY INVESTMENT PORTFOLIO, October 31, 2004

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

INDUSTRY SECTOR DIVERSIFICATION    (percent of net assets)

[begin pie chart]
Financials                                           21.43
Utilities                                            11.25
Telecommunication Services                            9.36
Consumer Staples                                      7.56
Industrials                                           5.52
Convertible securities                                1.62
Other industires                                      13.8
Bonds & notes                                         23.4
Cash & equivalents                                    6.06
[end pie chart]


                                                                                        Shares          Market        Percent
                                                                                                         value         of net
COMMON STOCKS  - 68.89%                                                                                  (000)         assets

FINANCIALS  - 21.43%
Bank of America Corp.                                                               10,838,540       $ 485,458          1.33%
HSBC Holdings PLC (United Kingdom)                                                  14,056,302         227,050
HSBC Holdings PLC (Hong Kong)                                                       11,984,097         194,035           1.16
Washington Mutual, Inc.                                                              9,800,000         379,358           1.04
Fannie Mae                                                                           5,015,000         351,802            .96
Westpac Banking Corp.                                                               21,548,755         304,317            .83
Societe Generale                                                                     3,250,400         302,162            .83
Wells Fargo & Co.                                                                    4,410,000         263,365            .72
Fortis                                                                               9,835,000         250,891            .69
Lloyds TSB Group PLC                                                                27,892,000         220,786            .61
Irish Life & Permanent PLC                                                          12,164,949         205,330            .56
Boston Properties, Inc.                                                              3,328,700         198,790            .55
Archstone-Smith Trust                                                                5,665,000         190,061            .52
Bank of Nova Scotia                                                                  5,647,200         183,754            .50
J.P. Morgan Chase & Co.                                                              4,739,000         182,925            .50
Freddie Mac                                                                          2,400,000         159,840            .44
Other securities                                                                                     3,714,652          10.19
                                                                                                     7,814,576          21.43

UTILITIES  - 11.25%
E.ON AG                                                                              6,906,000         563,222           1.54
National Grid Transco PLC                                                           55,200,000         480,036           1.32
Southern Co.                                                                        11,500,000         363,285           1.00
Scottish Power PLC                                                                  44,277,000         357,601            .98
Exelon Corp.                                                                         7,291,000         288,869            .79
Gas Natural SDG, SA                                                                  9,250,000         252,172            .69
FirstEnergy Corp.                                                                    4,288,500         177,244            .49
Other securities                                                                                     1,618,586           4.44
                                                                                                     4,101,015          11.25

TELECOMMUNICATION SERVICES  - 9.36%
SBC Communications Inc.                                                             20,485,000         517,451           1.42
Verizon Communications Inc.                                                         12,770,000         499,307           1.37
KT Corp. (ADR)                                                                      13,162,420         242,978
KT Corp.                                                                               780,720          25,396            .74
TDC A/S                                                                              6,761,534         250,841            .69
Chunghwa Telecom Co., Ltd. (ADR)                                                     6,915,000         130,348
Chunghwa Telecom Co., Ltd.                                                          63,950,000         110,935            .66
BellSouth Corp.                                                                      8,765,000         233,763            .64
Telecom Italia SpA, nonvoting                                                       88,187,755         220,231            .60
Royal KPN NV                                                                        21,805,000         174,821            .48
Other securities                                                                                     1,005,931           2.76
                                                                                                     3,412,002           9.36

CONSUMER STAPLES  - 7.56%
Altria Group, Inc.                                                                  11,512,000         557,871           1.53
ConAgra Foods, Inc.                                                                 11,510,000         303,864            .83
UST Inc.                                                                             6,245,000         257,044            .71
H.J. Heinz Co.                                                                       5,645,000         205,196            .56
Sara Lee Corp.                                                                       7,700,000         179,256            .49
Imperial Tobacco Group PLC                                                           7,605,000         177,665            .49
Gallaher Group PLC                                                                  13,305,292         168,001            .46
Other securities                                                                                       909,291           2.49
                                                                                                     2,758,188           7.56

INDUSTRIALS  - 5.52%
General Electric Co.                                                                 6,250,000         213,250            .59
Autopistas, Concesionaria Espanola, SA                                               8,826,687         165,576            .45
Other securities                                                                                     1,634,571           4.48
                                                                                                     2,013,397           5.52

ENERGY  - 5.09%
Royal Dutch Petroleum Co. (New York registered)                                      6,578,000         356,791
"Shell" Transport and Trading Co., PLC                                              20,950,000         164,969
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                   2,070,000          97,828           1.70
ENI SpA                                                                             16,125,000         367,019           1.01
TOTAL SA (ADR)                                                                       1,752,900         182,792
TOTAL SA                                                                               375,000          78,161            .71
Husky Energy Inc.                                                                    9,165,000         240,986            .66
Other securities                                                                                       367,716           1.01
                                                                                                     1,856,262           5.09

MATERIALS  - 3.44%
Dow Chemical Co.                                                                     6,450,000         289,863            .80
Other securities                                                                                       963,260           2.64
                                                                                                     1,253,123           3.44

HEALTH CARE  - 1.41%
Bristol-Myers Squibb Co.                                                            13,000,000         304,590            .84
Other securities                                                                                       207,860            .57
                                                                                                       512,450           1.41

INFORMATION TECHNOLOGY  - 1.04%
Microsoft Corp.                                                                      9,475,000         265,205            .73
Other securities                                                                                       112,979            .31
                                                                                                       378,184           1.04

OTHER - 2.79%                                                                                        1,019,070           2.79


TOTAL COMMON STOCKS (cost: $20,084,176,000)                                                         25,118,267          68.89


PREFERRED STOCKS  - 0.03%
Other - 0.03%

TOTAL PREFERRED STOCKS (cost: $10,000,000)                                                              10,360            .03


CONVERTIBLE SECURITIES  - 1.62%
Other - 1.62%

TOTAL CONVERTIBLE SECURITIES (cost: $551,478,000)                                                      590,373           1.62


                                                                                     Principal
                                                                                        amount
BONDS AND NOTES  - 23.40%                                                                (000)

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 5.04%
U.S. Treasury Obligations:
10.75% 2005                                                                          $ 259,000       $ 276,280
0 % -  13.875%  2005 -  2029 (1)                                                     1,085,080       1,157,110           3.93
Freddie Mac 4.50% -  7.00% 2005 - 2014                                                 236,000         248,708            .68
Fannie Mae 5.50% -  7.125% 2005 - 2007                                                 150,000         157,382            .43
                                                                                                     1,839,480           5.04

MORTGAGE-BACKED OBLIGATIONS (2) - 3.68%
Fannie Mae  3.112 % -  11.00% 2015 -   2041 (3)                                        270,734         280,636            .77
Freddie Mac  2.842 % -  7.50%  2017 -   2036                                            94,657          97,821            .27
Other securities                                                                                       962,017           2.64
                                                                                                     1,340,474           3.68

FINANCIALS  - 3.52%
Household Finance Corp.   4.125 % -  8.00%  2005 -   2008                               82,206          87,169            .24
Bank of America Corp.   3.875 % -  7.125%  2005 -   2012                                63,650          66,774            .18
Washington Mutual, Inc.   2.40% -  7.50%  2005 -   2006                                 41,000          43,640            .12
Wells Fargo & Co.   3.50% -  5.125%  2007 -   2008                                      37,500          38,760            .11
Other securities                                                                                     1,048,516           2.87
                                                                                                     1,284,859           3.52

TELECOMMUNICATION SERVICES  - 1.84%
SBC Communications, Inc. 4.125 % - 6.25% 2006 - 2011                                  $ 39,900        $ 41,892            .11
Other securities                                                                                       630,751           1.73
                                                                                                       672,643           1.84

UTILITIES  - 0.97%
Alabama Power Co. 2.80% -  5.50%  2006 -   2017                                         12,550          12,775            .03
Southern Power Co., 6.25% 2012                                                           6,000           6,601            .02
Other securities                                                                                       334,865            .92
                                                                                                       354,241            .97

OTHER - 8.35%                                                                                        3,040,750           8.35



TOTAL BONDS AND NOTES (cost: $8,371,865,000)                                                         8,532,447          23.40





SHORT-TERM SECURITIES  - 6.14%

DuPont (E.I.) de Nemours & Co. 1.66%-1.89% due 11/4 - 12/27/2004                     $ 167,000         166,670            .46
U.S. Treasury Bills 1.705%-1.761% due 1/13/2005 (4)                                    104,900         104,508            .29
Wells Fargo & Co. 1.91%-1.93% due 12/6 - 12/28/2004                                     96,000          95,908            .26
Ranger Funding Co. LLC 1.78%-1.79% due 11/2 - 11/17/2004 (5)                            37,300          37,278            .10
SBC Communications Inc. 1.90% due 12/3/2004 (5)                                         30,000          29,948            .08
Other securities                                                                                     1,804,993           4.95
                                                                                                     2,239,305           6.14

TOTAL SHORT-TERM SECURITIES (cost: $2,239,437,000)                                                   2,239,305           6.14


TOTAL INVESTMENT SECURITIES (cost: $31,256,956,000)                                                 36,490,752         100.08
Other assets less liabilities                                                                          (27,530)          (.08)

NET ASSETS                                                                                         $36,463,222        100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENTS IN AFFILIATES:

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended October 31, 2004, appear below:


Company                                                                                 Beginning        Purchases         Sales
                                                                                           shares


iStar Financial, Inc.                                                                   3,975,000        2,946,000             -
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred                    400,000                -             -
Macquarie Airports                                                                     37,686,708       33,666,928             -
Arthur J. Gallagher & Co.                                                               2,225,400        2,688,300       117,500
IHC Caland NV                                                                           1,679,797          404,000             -
Fletcher Building Ltd.                                                                 17,500,329        8,708,974             -
Worthington Industries, Inc.                                                            2,920,800        1,490,800             -
Sky City Ltd.                                                                           8,729,800       14,239,800             -
Hills Motorway Group                                                                            -       11,100,000             -
CapitaMall Trust Management Ltd.                                                       25,119,000       39,623,700             -
Fisher & Paykel Healthcare Corp. Ltd.                                                           -       30,425,000             -
LG Engineering & Construction Co.,  Ltd.                                                        -        2,550,000             -
Rotork PLC                                                                              1,045,988        4,454,012             -
Ascendas Real Estate Investment Trust                                                  30,090,000       14,637,000             -
Fong's Industries Co. Ltd.                                                             31,750,000        4,840,000             -
WD-40 Co.                                                                               1,076,650                -             -
Pacifica Group Ltd.                                                                     9,300,000                -             -
Fortune Real Estate Invest Trust, units                                                30,745,000                -             -




                                                                                                          Dividend        Market
Company                                                                                    Ending           income         value
                                                                                           shares            (000)         (000)


iStar Financial, Inc.                                                                   6,921,000         $ 13,837     $ 286,668
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred                    400,000              752        10,360
Macquarie Airports                                                                     71,353,636            3,025       151,044
Arthur J. Gallagher & Co.                                                               4,796,200            3,278       134,773
IHC Caland NV                                                                           2,083,797            2,261       119,612
Fletcher Building Ltd.                                                                 26,209,303            5,033        97,946
Worthington Industries, Inc.                                                            4,411,600            2,392        87,570
Sky City Ltd.                                                                          22,969,600            4,036        70,561
Hills Motorway Group                                                                   11,100,000              496        68,083
CapitaMall Trust Management Ltd.                                                       64,742,700            2,671        65,802
Fisher & Paykel Healthcare Corp. Ltd.                                                  30,425,000              772        60,501
LG Engineering & Construction Co.,  Ltd.                                                2,550,000            2,222        51,729
Rotork PLC                                                                              5,500,000            1,690        44,345
Ascendas Real Estate Investment Trust                                                  44,727,000            1,797        41,961
Fong's Industries Co. Ltd.                                                             36,590,000            1,220        31,267
WD-40 Co.                                                                               1,076,650              861        30,431
Pacifica Group Ltd.                                                                     9,300,000            1,471        25,600
Fortune Real Estate Invest Trust, units                                                30,745,000            1,162        23,902


                                                                                                          $ 48,976   $ 1,402,155


The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $2,052,439,000, which represented 5.63% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2004                           (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $30,149,625)                                                  $35,088,597
  Affiliated issuers (cost: $1,107,331)                                                       1,402,155                $36,490,752
 Cash denominated in non-U.S. currencies (cost: $2,383)                                                                      2,419
 Cash                                                                                                                       17,509
 Receivables for:
  Sales of investments                                                                          157,823
  Sales of fund's shares                                                                        191,230
  Dividends and interest                                                                        188,341                    537,394
                                                                                                                        37,048,074
LIABILITIES:
 Payables for:
  Purchases of investments                                                                      381,832
  Repurchases of fund's shares                                                                   22,142
  Dividends on fund's shares                                                                    157,198
  Investment advisory services                                                                    6,740
  Services provided by affiliates                                                                15,897
  Deferred Directors' compensation                                                                  673
  Other fees and expenses                                                                           370                    584,852
NET ASSETS AT OCTOBER 31, 2004                                                                                         $36,463,222

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                            $30,818,352
 Undistributed net investment income                                                                                        32,399
 Undistributed net realized gain                                                                                           378,292
 Net unrealized appreciation                                                                                             5,234,179
NET ASSETS AT OCTOBER 31, 2004                                                                                         $36,463,222

Total authorized capital stock - 1,000,000 shares, $.01 par value (718,431 total shares outstanding)

                                                                                                               Net asset value
                                                                      Net assets     Shares outstanding          per share (1)

Class A                                                             $28,458,237                 560,710                 $50.75
Class B                                                               2,469,431                  48,655                  50.75
Class C                                                               3,476,272                  68,493                  50.75
Class F                                                               1,160,880                  22,873                  50.75
Class 529-A                                                             243,632                   4,800                  50.75
Class 529-B                                                              55,138                   1,086                  50.75
Class 529-C                                                             112,981                   2,226                  50.75
Class 529-E                                                              14,746                     290                  50.75
Class 529-F                                                               2,677                      53                  50.75
Class R-1                                                                10,819                     213                  50.75
Class R-2                                                               129,326                   2,548                  50.75
Class R-3                                                               119,526                   2,355                  50.75
Class R-4                                                                15,267                     301                  50.75
Class R-5                                                               194,290                   3,828                  50.75

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering price per share were $53.85 for each.

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended October 31, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $51,047; also includes
            $48,976 from affiliates)                                                      $893,803
  Interest (net of non-U.S. withholding
            tax of $3)                                                                     347,738                 $1,241,541

 Fees and expenses:
  Investment advisory services                                                              81,037
  Distribution services                                                                    100,697
  Transfer agent services                                                                   19,399
  Administrative services                                                                    7,643
  Reports to shareholders                                                                    1,021
  Registration statement and prospectus                                                      1,649
  Postage, stationery and supplies                                                           1,757
  Directors' compensation                                                                      310
  Auditing and legal                                                                           215
  Custodian                                                                                  3,625
  State and local taxes                                                                        194
  Other                                                                                        119
  Total expenses before reimbursement/waiver                                               217,666
   Reimbursement/waiver of expenses                                                          1,459                    216,207
 Net investment income                                                                                              1,025,334

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments (including $200 net gain from affiliates)                                    612,380
  Non-U.S. currency transactions                                                            (1,299)                   611,081
 Net unrealized appreciation on:
  Investments                                                                            2,797,538
  Non-U.S. currency translations                                                               159                  2,797,697
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                            3,408,778
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                   $4,434,112

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                      Year ended
                                                                                                     October 31,
                                                                                              2004                       2003
OPERATIONS:
 Net investment income                                                                  $1,025,334                   $633,742
 Net realized gain on investments and
  non-U.S. currency transactions                                                           611,081                    119,095
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                      2,797,697                  2,008,399
  Net increase in net assets
   resulting from operations                                                             4,434,112                  2,761,236

DIVIDENDS AND DISTRIBUTIONS PAID OR ACCRUED TO
 SHAREHOLDERS:
 Dividends from net investment income and currency gains                                (1,061,748)                  (738,021)
 Distributions from net realized gain
  on investments                                                                           (89,806)                  (149,966)
   Total dividends and distributions paid or accrued
    to shareholders                                                                     (1,151,554)                  (887,987)

CAPITAL SHARE TRANSACTIONS                                                              10,692,160                  9,444,131

TOTAL INCREASE IN NET ASSETS                                                            13,974,718                 11,317,380

NET ASSETS:
 Beginning of year                                                                      22,488,504                 11,171,124
 End of year (including undistributed net investment income
   and distributions in excess of
  net investment income: $32,399 and $112,250,
  respectively)                                                                        $36,463,222                $22,488,504

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment advisor. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; amortization of premiums or discounts; and unrealized appreciation of certain investment in non-U.S. securities. As of October 31, 2004, a portion of the difference between the tax basis undistributed net investment income and currency gains and the undistributed net investment income for financial reporting purposes is attributed to amortization of premiums and discounts of $120,412,000 and appreciation of certain investments in non-U.S. securities of $72,891,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $157,198,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $31,449,227,000.

During the year ended October 31, 2004, the fund reclassified $181,108,000 from realized gain to undistributed net investment income; and $45,000 and $9,020,000, respectively, from undistributed net investment income and realized capital gains to additional paid-in capital to align financial reporting with tax reporting.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                       $368,581
Undistributed long-term capital gains                                                                         389,868
Gross unrealized appreciation on investment securities                                                      5,189,073
Gross unrealized depreciation on investment securities                                                       (145,129)
Net unrealized appreciation on investment securities                                                        5,043,944

During the year ended October 31, 2004, the fund realized, on a tax basis, a net capital gain of $436,221,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                                                               Year ended October 31, 2004

                                                          Distributions from          Distributions from       Total distributions
                                                             ordinary income     long-term capital gains          paid or accrued
Share class
Class A                                                            $ 874,799                    $ 72,464                $ 947,263
Class B                                                               59,472                       6,167                   65,639
Class C                                                               74,753                       7,105                   81,858
Class F                                                               30,229                       2,233                   32,462
Class 529-A                                                            6,677                         500                    7,177
Class 529-B                                                            1,199                         127                    1,326
Class 529-C                                                            2,352                         224                    2,576
Class 529-E                                                              365                          30                      395
Class 529-F                                                               69                           5                       74
Class R-1                                                                222                          21                      243
Class R-2                                                              2,708                         238                    2,946
Class R-3                                                              2,646                         202                    2,848
Class R-4                                                                320                          23                      343
Class R-5                                                              5,937                         467                    6,404
Total                                                            $ 1,061,748                    $ 89,806              $ 1,151,554




                                                                               Year ended October 31, 2003

                                                          Distributions from          Distributions from      Total distributions
                                                             ordinary income     long-term capital gains          paid or accrued
Share class
Class A                                                            $ 638,512                   $ 132,738                $ 771,250
Class B                                                               36,618                       6,635                   43,253
Class C                                                               36,073                       6,351                   42,424
Class F                                                               14,536                       2,286                   16,822
Class 529-A                                                            3,446                         481                    3,927
Class 529-B                                                              707                         118                      825
Class 529-C                                                            1,197                         204                    1,401
Class 529-E                                                              188                          26                      214
Class 529-F                                                               29                           2                       31
Class R-1                                                                 89                           7                       96
Class R-2                                                              1,076                          91                    1,167
Class R-3                                                                856                          65                      921
Class R-4                                                                120                           4                      124
Class R-5                                                              4,574                         958                    5,532
Total                                                              $ 738,021                   $ 149,966                $ 887,987


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.130% on such assets in excess of $27 billion. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Directors approved an amended agreement effective November 1, 2004, continuing the series of rates to include additional annual rates of 0.125% on daily net assets in excess of $34 billion but not exceeding $44 billion, 0.120% on such assets in excess of $44 billion and 2.50% of the fund's monthly gross income in excess of $100,000,000. Effective June 1, 2004, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. During the year ended October 31, 2004, CRMC also reduced investment advisory services fees by an additional $748,000. As a result, the fee shown on the accompanying financial statements of $81,037,000, which was equivalent to an annualized rate of 0.277%, was reduced by $1,196,000 to $79,841,000, or 0.273% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits              Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                             0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended October 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended October 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $49,914          $17,600        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          20,024           1,799         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          25,888         Included            $3,883              $461            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,072          Included             1,243               124            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         271           Included              273                 21                 $182
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         431           Included              65                  18                  43
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         842           Included              126                 25                  84
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          55           Included              16                  1                   11
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          5            Included               3                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           78           Included              12                  6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          695           Included              139                508            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          400           Included              120                107            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           22           Included              13                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              150                 4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $100,697          $19,399            $6,043             $1,278                $322
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $94,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                                Sales(1)                    dividends and distributions
                                                                     Amount         Shares                   Amount         Shares
Year ended October 31, 2004
Class A                                                         $ 8,575,196        177,997                $ 815,422         16,984
Class B                                                             798,922         16,609                   56,724          1,182
Class C                                                           1,656,850         34,412                   66,256          1,379
Class F                                                             624,829         12,944                   23,499            489
Class 529-A                                                         103,557          2,154                    6,661            138
Class 529-B                                                          19,180            398                    1,248             26
Class 529-C                                                          51,496          1,070                    2,384             50
Class 529-E                                                           6,390            133                      368              7
Class 529-F                                                           1,274             27                       68              1
Class R-1                                                             5,903            123                      222              5
Class R-2                                                            83,376          1,731                    2,681             56
Class R-3                                                            75,618          1,570                    2,554             53
Class R-4                                                            10,806            222                      302              6
Class R-5                                                           101,596          2,091                    4,270             89
Total net increase
   (decrease)                                                  $ 12,114,993        251,481                $ 982,659         20,465

Year ended October 31, 2003
Class A                                                         $ 7,405,320        174,398                $ 663,828         15,700
Class B                                                           1,007,923         23,803                   35,734            840
Class C                                                           1,213,322         28,456                   33,454            786
Class F                                                             398,746          9,376                   12,315            289
Class 529-A                                                          80,292          1,896                    3,520             83
Class 529-B                                                          21,377            506                      744             17
Class 529-C                                                          36,230            855                    1,262             30
Class 529-E                                                           5,100            120                      190              4
Class 529-F                                                           1,063             25                       25              1
Class R-1                                                             4,490            106                       79              1
Class R-2                                                            55,487          1,307                      958             22
Class R-3                                                            45,582          1,071                      735             17
Class R-4                                                             5,754            135                      100              2
Class R-5                                                            51,100          1,190                    3,666             87
Total net increase
   (decrease)                                                  $ 10,331,786        243,244                $ 756,610         17,879




Share class                                                             Repurchases(1)                            Net increase
                                                                     Amount         Shares                   Amount         Shares
Year ended October 31, 2004
Class A                                                        $ (1,813,363)       (37,709)             $ 7,577,255        157,272
Class B                                                            (142,576)        (2,962)                 713,070         14,829
Class C                                                            (227,960)        (4,738)               1,495,146         31,053
Class F                                                            (117,839)        (2,449)                 530,489         10,984
Class 529-A                                                          (7,810)          (162)                 102,408          2,130
Class 529-B                                                          (1,532)           (32)                  18,896            392
Class 529-C                                                          (3,916)           (81)                  49,964          1,039
Class 529-E                                                            (447)            (9)                   6,311            131
Class 529-F                                                            (134)            (3)                   1,208             25
Class R-1                                                            (1,056)           (22)                   5,069            106
Class R-2                                                           (24,014)          (500)                  62,043          1,287
Class R-3                                                           (13,447)          (279)                  64,725          1,344
Class R-4                                                            (2,403)           (49)                   8,705            179
Class R-5                                                           (48,995)        (1,018)                  56,871          1,162
Total net increase
   (decrease)                                                  $ (2,405,492)       (50,013)            $ 10,692,160        221,933

Year ended October 31, 2003
Class A                                                        $ (1,364,724)       (32,332)             $ 6,704,424        157,766
Class B                                                             (79,340)        (1,870)                 964,317         22,773
Class C                                                             (93,871)        (2,208)               1,152,905         27,034
Class F                                                             (66,373)        (1,572)                 344,688          8,093
Class 529-A                                                          (3,520)           (83)                  80,292          1,896
Class 529-B                                                            (693)           (16)                  21,428            507
Class 529-C                                                          (1,034)           (24)                  36,458            861
Class 529-E                                                            (278)            (6)                   5,012            118
Class 529-F                                                             - *            - *                    1,088             26
Class R-1                                                              (479)           (11)                   4,090             96
Class R-2                                                            (7,472)          (175)                  48,973          1,154
Class R-3                                                            (5,700)          (134)                  40,617            954
Class R-4                                                              (850)           (20)                   5,004            117
Class R-5                                                           (19,931)          (458)                  34,835            819
Total net increase
   (decrease)                                                  $ (1,644,265)       (38,909)             $ 9,444,131        222,214

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,335,461,000 and $6,476,276,000, respectively, during the year ended October 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2004, the custodian fee of $3,625,000 included $67,000 that was offset by this reduction, rather than paid in cash.


Financial highlights (1)

                                                                                 Income (loss) from investment operations (2)(3)
                                                                                                            Net
                                                                     Net asset                    gains (losses)
                                                                        value,            Net     on securities     Total from
                                                                     beginning     investment    (both realized     investment
                                                                     of period         income    and unrealized)    operations
Class A:
 Year ended 10/31/2004                                                  $45.29          $1.76             $5.68          $7.44
 Year ended 10/31/2003                                                   40.73           1.72              5.36           7.08
 Year ended 10/31/2002                                                   43.80           1.82             (1.67)           .15
 Year ended 10/31/2001                                                   43.69           1.94              1.19           3.13
 Year ended 10/31/2000                                                   44.90           1.99               .26           2.25
Class B:
 Year ended 10/31/2004                                                   45.29           1.38              5.68           7.06
 Year ended 10/31/2003                                                   40.73           1.38              5.36           6.74
 Year ended 10/31/2002                                                   43.80           1.48             (1.67)          (.19)
 Year ended 10/31/2001                                                   43.69           1.60              1.19           2.79
 Period from 3/15/2000 to 10/31/2000                                     40.33            .96              3.44           4.40
Class C:
 Year ended 10/31/2004                                                   45.29           1.34              5.68           7.02
 Year ended 10/31/2003                                                   40.73           1.35              5.36           6.71
 Year ended 10/31/2002                                                   43.80           1.45             (1.67)          (.22)
 Period from 3/15/2001 to 10/31/2001                                     44.15            .81              (.14)           .67
Class F:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.67              5.36           7.03
 Year ended 10/31/2002                                                   43.80           1.76             (1.67)           .09
 Period from 3/15/2001 to 10/31/2001                                     44.15            .99              (.14)           .85
Class 529-A:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.70              5.36           7.06
 Period from 2/19/2002 to 10/31/2002                                     43.06           1.19             (2.13)          (.94)
Class 529-B:
 Year ended 10/31/2004                                                   45.29           1.28              5.68           6.96
 Year ended 10/31/2003                                                   40.73           1.30              5.36           6.66
 Period from 2/15/2002 to 10/31/2002                                     43.33            .98             (2.40)         (1.42)
Class 529-C:
 Year ended 10/31/2004                                                   45.29           1.29              5.68           6.97
 Year ended 10/31/2003                                                   40.73           1.31              5.36           6.67
 Period from 2/20/2002 to 10/31/2002                                     43.12            .97             (2.20)         (1.23)
Class 529-E:
 Year ended 10/31/2004                                                   45.29           1.54              5.68           7.22
 Year ended 10/31/2003                                                   40.73           1.53              5.36           6.89
 Period from 3/1/2002 to 10/31/2002                                      43.74           1.08             (2.83)         (1.75)
Class 529-F:
 Year ended 10/31/2004                                                   45.29           1.65              5.68           7.33
 Year ended 10/31/2003                                                   40.73           1.64              5.36           7.00
 Period from 9/17/2002 to 10/31/2002                                     41.74            .14              (.89)          (.75)




Financial highlights (1)                                          (continued)

                                                                                 Income (loss) from investment operations (2)(3)
                                                                                                            Net
                                                                     Net asset                     gains(losses)
                                                                        value,            Net     on securities     Total from
                                                                     beginning     investment    (both realized     investment
                                                                     of period         income    and unrealized)    operations
Class R-1:
 Year ended 10/31/2004                                                  $45.29          $1.32             $5.68          $7.00
 Year ended 10/31/2003                                                   40.73           1.35              5.36           6.71
 Period from 6/11/2002 to 10/31/2002                                     45.41            .52             (4.53)         (4.01)
Class R-2:
 Year ended 10/31/2004                                                   45.29           1.34              5.68           7.02
 Year ended 10/31/2003                                                   40.73           1.36              5.36           6.72
 Period from 5/31/2002 to 10/31/2002                                     46.10            .51             (5.16)         (4.65)
Class R-3:
 Year ended 10/31/2004                                                   45.29           1.53              5.68           7.21
 Year ended 10/31/2003                                                   40.73           1.52              5.36           6.88
 Period from 6/4/2002 to 10/31/2002                                      45.74            .56             (4.80)         (4.24)
Class R-4:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.68              5.36           7.04
 Period from 5/20/2002 to 10/31/2002                                     45.84            .65             (4.85)         (4.20)
Class R-5:
 Year ended 10/31/2004                                                   45.29           1.85              5.68           7.53
 Year ended 10/31/2003                                                   40.73           1.81              5.36           7.17
 Period from 5/15/2002 to 10/31/2002                                     45.87            .89             (5.02)         (4.13)




Financial highlights (1)

                                                                                Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions             Total      Net asset
                                                                     investment  (from capital     dividends and     value, end
                                                                        income)         gains)     distributions      of period
Class A:
 Year ended 10/31/2004                                                  $(1.81)         $(.17)           $(1.98)        $50.75
 Year ended 10/31/2003                                                   (2.00)          (.52)            (2.52)         45.29
 Year ended 10/31/2002                                                   (2.05)         (1.17)            (3.22)         40.73
 Year ended 10/31/2001                                                   (2.08)          (.94)            (3.02)         43.80
 Year ended 10/31/2000                                                   (1.92)         (1.54)            (3.46)         43.69
Class B:
 Year ended 10/31/2004                                                   (1.43)          (.17)            (1.60)         50.75
 Year ended 10/31/2003                                                   (1.66)          (.52)            (2.18)         45.29
 Year ended 10/31/2002                                                   (1.71)         (1.17)            (2.88)         40.73
 Year ended 10/31/2001                                                   (1.74)          (.94)            (2.68)         43.80
 Period from 3/15/2000 to 10/31/2000                                     (1.04)             -             (1.04)         43.69
Class C:
 Year ended 10/31/2004                                                   (1.39)          (.17)            (1.56)         50.75
 Year ended 10/31/2003                                                   (1.63)          (.52)            (2.15)         45.29
 Year ended 10/31/2002                                                   (1.68)         (1.17)            (2.85)         40.73
 Period from 3/15/2001 to 10/31/2001                                     (1.02)             -             (1.02)         43.80
Class F:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.95)          (.52)            (2.47)         45.29
 Year ended 10/31/2002                                                   (1.99)         (1.17)            (3.16)         40.73
 Period from 3/15/2001 to 10/31/2001                                     (1.20)             -             (1.20)         43.80
Class 529-A:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.98)          (.52)            (2.50)         45.29
 Period from 2/19/2002 to 10/31/2002                                     (1.39)             -             (1.39)         40.73
Class 529-B:
 Year ended 10/31/2004                                                   (1.33)          (.17)            (1.50)         50.75
 Year ended 10/31/2003                                                   (1.58)          (.52)            (2.10)         45.29
 Period from 2/15/2002 to 10/31/2002                                     (1.18)             -             (1.18)         40.73
Class 529-C:
 Year ended 10/31/2004                                                   (1.34)          (.17)            (1.51)         50.75
 Year ended 10/31/2003                                                   (1.59)          (.52)            (2.11)         45.29
 Period from 2/20/2002 to 10/31/2002                                     (1.16)             -             (1.16)         40.73
Class 529-E:
 Year ended 10/31/2004                                                   (1.59)          (.17)            (1.76)         50.75
 Year ended 10/31/2003                                                   (1.81)          (.52)            (2.33)         45.29
 Period from 3/1/2002 to 10/31/2002                                      (1.26)             -             (1.26)         40.73
Class 529-F:
 Year ended 10/31/2004                                                   (1.70)          (.17)            (1.87)         50.75
 Year ended 10/31/2003                                                   (1.92)          (.52)            (2.44)         45.29
 Period from 9/17/2002 to 10/31/2002                                      (.26)             -              (.26)         40.73




Financial highlights (1)                                            (continued)

                                                                              Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions             Total      Net asset
                                                                     investment  (from capital     dividends and     value, end
                                                                        income)         gains)     distributions      of period
Class R-1:
 Year ended 10/31/2004                                                  $(1.37)         $(.17)           $(1.54)        $50.75
 Year ended 10/31/2003                                                   (1.63)          (.52)            (2.15)         45.29
 Period from 6/11/2002 to 10/31/2002                                      (.67)             -              (.67)         40.73
Class R-2:
 Year ended 10/31/2004                                                   (1.39)          (.17)            (1.56)         50.75
 Year ended 10/31/2003                                                   (1.64)          (.52)            (2.16)         45.29
 Period from 5/31/2002 to 10/31/2002                                      (.72)             -              (.72)         40.73
Class R-3:
 Year ended 10/31/2004                                                   (1.58)          (.17)            (1.75)         50.75
 Year ended 10/31/2003                                                   (1.80)          (.52)            (2.32)         45.29
 Period from 6/4/2002 to 10/31/2002                                       (.77)             -              (.77)         40.73
Class R-4:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.96)          (.52)            (2.48)         45.29
 Period from 5/20/2002 to 10/31/2002                                      (.91)             -              (.91)         40.73
Class R-5:
 Year ended 10/31/2004                                                   (1.90)          (.17)            (2.07)         50.75
 Year ended 10/31/2003                                                   (2.09)          (.52)            (2.61)         45.29
 Period from 5/15/2002 to 10/31/2002                                     (1.01)             -             (1.01)         40.73




Financial highlights (1)

                                                                         Ratio of expenses    Ratio of expenses
                                                                            to average net       to average net    Ratio of net
                                                            Net assets,      assets before         assets after       income to
                                                   Total  end of period     reimbursement/       reimbursement/     average net
                                               return (4)  (in millions)            waiver           waiver (5)      assets (6)
Class A:
 Year ended 10/31/2004                             16.73%       $28,458                .60%                .59%          3.65%
 Year ended 10/31/2003                             17.95         18,273                .65                 .65           4.04
 Year ended 10/31/2002                               .16         10,006                .67                 .67           4.19
 Year ended 10/31/2001                              7.39          8,057                .66                 .66           4.36
 Year ended 10/31/2000                              5.56          7,368                .67                 .67           4.67
Class B:
 Year ended 10/31/2004                             15.81          2,469               1.40                1.39           2.85
 Year ended 10/31/2003                             17.03          1,532               1.44                1.44           3.19
 Year ended 10/31/2002                              (.61)           450               1.44                1.44           3.41
 Year ended 10/31/2001                              6.56            118               1.41                1.41           3.35
 Period from 3/15/2000 to 10/31/2000               10.97             18               1.44 (7)            1.44 (7)       3.90 (7)
Class C:
 Year ended 10/31/2004                             15.72          3,476               1.47                1.47           2.76
 Year ended 10/31/2003                             16.94          1,696               1.51                1.51           3.08
 Year ended 10/31/2002                              (.69)           424               1.52                1.52           3.31
 Period from 3/15/2001 to 10/31/2001                1.52             65               1.51 (7)            1.51 (7)       2.98 (7)
Class F:
 Year ended 10/31/2004                             16.58          1,161                .72                 .71           3.51
 Year ended 10/31/2003                             17.82            539                .76                 .76           3.86
 Year ended 10/31/2002                               .03            155                .79                 .79           4.04
 Period from 3/15/2001 to 10/31/2001                1.94             17                .80 (7)             .80 (7)       3.70 (7)
Class 529-A:
 Year ended 10/31/2004                             16.59            244                .72                 .71           3.53
 Year ended 10/31/2003                             17.89            121                .70                 .70           3.99
 Period from 2/19/2002 to 10/31/2002               (2.31)            32                .91 (7)             .91 (7)       4.05 (7)
Class 529-B:
 Year ended 10/31/2004                             15.58             55               1.60                1.60           2.66
 Year ended 10/31/2003                             16.82             31               1.64                1.64           3.04
 Period from 2/15/2002 to 10/31/2002               (3.37)             8               1.66 (7)            1.66 (7)       3.32 (7)
Class 529-C:
 Year ended 10/31/2004                             15.60            113               1.59                1.58           2.67
 Year ended 10/31/2003                             16.83             54               1.63                1.63           3.05
 Period from 2/20/2002 to 10/31/2002               (2.96)            13               1.65 (7)            1.65 (7)       3.31 (7)
Class 529-E:
 Year ended 10/31/2004                             16.19             15               1.07                1.07           3.18
 Year ended 10/31/2003                             17.44              7               1.10                1.10           3.57
 Period from 3/1/2002 to 10/31/2002                (4.09)             2               1.11 (7)            1.11 (7)       3.87 (7)
Class 529-F:
 Year ended 10/31/2004                             16.47              3                .82                 .82           3.44
 Year ended 10/31/2003                             17.72              1                .85                 .85           3.78
 Period from 9/17/2002 to 10/31/2002               (1.79)             - (8)            .10                 .10            .35




Financial highlights (1)                                            (continued)


                                                                         Ratio of expenses   Ratio of expenses
                                                                            to average net      to average net    Ratio of net
                                                            Net assets,      assets before        assets after       income to
                                                   Total  end of period     reimbursement/      reimbursement/     average net
                                                  return   (in millions)            waiver          waiver (5)      assets (6)
Class R-1:
 Year ended 10/31/2004                             15.69%           $11               1.53%               1.50%          2.74%
 Year ended 10/31/2003                             16.94              5               1.66                1.53           3.12
 Period from 6/11/2002 to 10/31/2002               (8.84)             - (8)            .87                 .60           1.27
Class R-2:
 Year ended 10/31/2004                             15.73            129               1.75                1.47           2.78
 Year ended 10/31/2003                             16.99             57               1.85                1.49           3.11
 Period from 5/31/2002 to 10/31/2002              (10.10)             4                .77                 .63           1.29
Class R-3:
 Year ended 10/31/2004                             16.17            120               1.09                1.08           3.15
 Year ended 10/31/2003                             17.42             46               1.15                1.11           3.46
 Period from 6/4/2002 to 10/31/2002                (9.27)             2                .62                 .46           1.40
Class R-4:
 Year ended 10/31/2004                             16.57             15                .74                 .73           3.49
 Year ended 10/31/2003                             17.84              6                .79                 .76           3.79
 Period from 5/20/2002 to 10/31/2002               (9.20)             - (8)            .76                 .34           1.59
Class R-5:
 Year ended 10/31/2004                             16.95            194                .41                 .40           3.85
 Year ended 10/31/2003                             18.20            121                .44                 .44           4.28
 Period from 5/15/2002 to 10/31/2002               (9.04)            75                .21                 .21           2.10


                                                                              Year ended October 31
                                                           2004        2003         2002          2001          2000

Portfolio turnover rate                                     24%         27%          36%           37%           41%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(7) Annualized.
(8) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Price Waterhouse Coopers LLP

Los Angeles, California
December 14,2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending October 31, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $89,806,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $776,347,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $332,247,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $121,674,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F and Class 529
Returns for periods ended September 30, 2004 (the most recent calendar quarter):

CLASS B SHARES                                                                            1 year         Life of class
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                    +11.09%           +9.84%(1)
Not reflecting CDSC                                                                       +16.09%          +10.16%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                          +15.00%           +8.37%(2)
Not reflecting CDSC                                                                       +16.00%           +8.37%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                   +16.87%           +9.15%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                     +10.17%           +8.34%(4)
Not reflecting maximum sales charge                                                       +16.87%          +10.83%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                 +10.86%           +8.27%(5)
Not reflecting CDSC                                                                       +15.86%           +9.60%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                          +14.88%           +9.84%(6)
Not reflecting CDSC                                                                       +15.88%           +9.84%(6)

CLASS 529-E SHARES(3)                                                                     +16.48%           +9.86%(7)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                   +16.76%          +14.25%(8)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 15, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 20, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account          Ending account        Expenses paid         Annualized
                                                  value 5/1/2004        value 10/31/2004      during period(1)     expense ratio

Class A -- actual return                         $      1,000.00               $1,087.97                $3.04               .58%
Class A -- assumed 5% return                            1,000.00                1,022.22                 2.95               .58
Class B -- actual return                                1,000.00                1,083.70                 7.23              1.38
Class B -- assumed 5% return                            1,000.00                1,018.20                 7.00              1.38
Class C -- actual return                                1,000.00                1,083.23                 7.65              1.46
Class C -- assumed 5% return                            1,000.00                1,017.80                 7.41              1.46
Class F -- actual return                                1,000.00                1,087.34                 3.67               .70
Class F -- assumed 5% return                            1,000.00                1,021.62                 3.56               .70
Class 529-A -- actual return                            1,000.00                1,087.36                 3.67               .70
Class 529-A -- assumed 5% return                        1,000.00                1,021.62                 3.56               .70
Class 529-B -- actual return                            1,000.00                1,082.58                 8.32              1.59
Class 529-B -- assumed 5% return                        1,000.00                1,017.14                 8.06              1.59
Class 529-C -- actual return                            1,000.00                1,082.70                 8.27              1.58
Class 529-C -- assumed 5% return                        1,000.00                1,017.19                 8.01              1.58
Class 529-E -- actual return                            1,000.00                1,085.45                 5.56              1.06
Class 529-E -- assumed 5% return                        1,000.00                1,019.81                 5.38              1.06
Class 529-F -- actual return                            1,000.00                1,086.77                 4.25               .81
Class 529-F -- assumed 5% return                        1,000.00                1,021.06                 4.12               .81
Class R-1 -- actual return                              1,000.00                1,083.04                 7.85              1.50
Class R-1 -- assumed 5% return                          1,000.00                1,017.60                 7.61              1.50
Class R-2 -- actual return                              1,000.00                1,083.29                 7.65              1.46
Class R-2 -- assumed 5% return                          1,000.00                1,017.80                 7.41              1.46
Class R-3 -- actual return                              1,000.00                1,085.38                 5.61              1.07
Class R-3 -- assumed 5% return                          1,000.00                1,019.76                 5.43              1.07
Class R-4 -- actual return                              1,000.00                1,087.23                 3.78               .72
Class R-4 -- assumed 5% return                          1,000.00                1,021.52                 3.66               .72
Class R-5 -- actual return                              1,000.00                1,088.94                 2.05               .39
Class R-5 -- assumed 5% return                          1,000.00                1,023.18                 1.98               .39

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).


BOARD OF DIRECTORS AND OTHER OFFICERS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

H. Frederick Christie, 71                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Merit E. Janow, 46                              2001          Professor, Columbia University, School of International and Public
                                                              Affairs

Mary Myers Kauppila, 50                         1992          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and
                                                              President, Energy Investment, Inc.

Gail L. Neale, 69                               1987          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O'Neill, Ph.D., 68                    1992          Deputy Chairman of the Council and Chairman of the International
                                                              Advisory Panel, Graduate School of Government, University of Sydney,
                                                              Australia; Member of the Board of Directors, The Lowy Institute for
                                                              International Policy Studies, Sydney, Australia; Chairman of the
                                                              Council, Australian Strategic Policy Institute; former Chichele
                                                              Professor of the History of War and Fellow, All Souls College,
                                                              University of Oxford; former Chairman of the Council, International
                                                              Institute for Strategic Studies

Donald E. Petersen, 78                          1992          Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 62                           1989-1996       Actor, Producer; Co-founder and President of The
                                                1997          William Holden Wildlife Foundation; conservation
                                                              consultant to Land Rover and Jaguar North America;
                                                              author of The Jaguar Conservation Trust

Steadman Upham, 55                              2001          President and Professor of Anthropology, The University of Tulsa;
                                                              former President and Professor of Archaeology, Claremont Graduate
                                                              University

Charles Wolf, Jr., Ph.D., 80                    1987          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND Graduate School


"NON-INTERESTED" DIRECTORS

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                          OVERSEEN BY
NAME AND AGE                                 DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Merit E. Janow, 46                                2           None

Mary Myers Kauppila, 50                           5           None

Gail L. Neale, 69                                 5           None

Robert J. O'Neill, Ph.D., 68                      3           None

Donald E. Petersen, 78                            2           None

Stefanie Powers, 62                               2           None

Steadman Upham, 55                                2           None

Charles Wolf, Jr., Ph.D., 80                      2           None


"INTERESTED" DIRECTORS(4)
                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

James B. Lovelace,(6) 48                        1992          Senior Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company

Paul G. Haaga, Jr., 56                          1987          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director,
                                                              The Capital Group Companies, Inc.(5)

Jon B. Lovelace,(6) 77                          1987          Chairman Emeritus, Capital Research and Management Company


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

James B. Lovelace,(6) 48                          2           None
Chairman of the Board

Paul G. Haaga, Jr., 56                           17           None
Vice Chairman of the Board

Jon B. Lovelace,(6) 77                            2           None

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) James B. Lovelace is the son of Jon B. Lovelace.

FOUNDING DIRECTOR EMERITUS

Frank Stanton, 96                                             Retired; former President, CBS Inc. (1946-1973)


OTHER OFFICERS
                                           YEAR FIRST
                                           ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Catherine M. Ward, 57                           1987          Senior Vice President and Director, Capital
President                                                     Research and Management Company; Director, American Funds Service
                                                              Company;(5) Secretary and Director, Capital Group Research, Inc.(5)

Joyce E. Gordon, 48                             1996          Senior Vice President, Capital Research Company(5)
Executive Vice President

Mark R. Macdonald, 45                           2001          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

Steven T. Watson, 49                            1997          Senior Vice President and Director, Capital
Vice President                                                Research Company(5)

Vincent P. Corti, 48                            1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Valerie Y. Lewis, 48                            2003          Fund Boards Specialist, Capital Research and
Assistant Secretary                                           Management Company

Jeffrey P. Regal, 33                            2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of Capital Income Builder's investments is available free of charge on the SEC website or upon request by calling AFS.

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds > Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-912-1204P

Litho in USA BAG/LPT/8054-S1906

Printed on recycled paper




ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Steadman Upham, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $67,000
                                    2004             $82,000
b) Audit- Related Fees:
                                    2003             none
2004     none
c)       Tax Fees:
                                    2003             $6,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns.
d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             none
                                    2004             none
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $6,000 for fiscal year 2003 and $6,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

CAPITAL INCOME BUILDER

INVESTMENT PORTFOLIO
October 31, 2004

                                                                                                                Market value
COMMON STOCKS -- 68.89%                                                                              Shares            (000)

FINANCIALS -- 19.89%
Bank of America Corp.                                                                            10,838,540         $485,458
HSBC Holdings PLC (United Kingdom)                                                               14,056,302          227,050
HSBC Holdings PLC (Hong Kong)                                                                    11,984,097          194,035
Washington Mutual, Inc.                                                                           9,800,000          379,358
Fannie Mae                                                                                        5,015,000          351,802
Westpac Banking Corp.                                                                            21,548,755          304,317
Societe Generale                                                                                  3,250,400          302,162
iStar Financial, Inc.(1)                                                                          6,921,000          286,668
Wells Fargo & Co.                                                                                 4,410,000          263,365
Fortis                                                                                            9,835,000          250,891
Lloyds TSB Group PLC                                                                             27,892,000          220,786
Irish Life & Permanent PLC                                                                       12,164,949          205,330
Boston Properties, Inc.                                                                           3,328,700          198,790
Archstone-Smith Trust                                                                             5,665,000          190,061
Bank of Nova Scotia                                                                               5,647,200          183,754
J.P. Morgan Chase & Co.                                                                           4,739,000          182,925
Freddie Mac                                                                                       2,400,000          159,840
ING Groep NV                                                                                      5,939,729          157,599
U.S. Bancorp                                                                                      5,300,000          151,633
Kimco Realty Corp.                                                                                2,735,000          149,194
Arthur J. Gallagher & Co.(1)                                                                      4,796,200          134,773
St. George Bank Ltd.                                                                              7,239,306          126,440
Health Care Property Investors, Inc.                                                              4,170,000          116,051
Equity Residential                                                                                3,295,500          109,905
Royal Bank of Canada                                                                              2,090,000          108,879
Weingarten Realty Investors                                                                       2,949,750          106,663
AMB Property Corp.                                                                                2,675,000          100,313
Developers Diversified Realty Corp.                                                               2,345,000           98,021
Westfield Group                                                                                   8,641,624           96,959
ABN AMRO Holding NV                                                                               3,723,483           89,273
Comerica Inc.                                                                                     1,450,000           89,190
FirstMerit Corp.                                                                                  3,405,000           88,973
DnB NOR ASA                                                                                      10,464,600           88,730
Euronext NV                                                                                       3,030,000           87,950
Hang Lung Group Ltd.                                                                             45,000,000           73,727
CapitaMall Trust Management Ltd.(1)                                                              64,742,700           65,802
United Bankshares, Inc.                                                                           1,775,000           65,089
Fubon Financial Holding Co., Ltd.                                                                67,700,000           63,782
Svenska Handelsbanken Group, Class A                                                              2,925,000           63,484
KeyCorp                                                                                           1,860,000           62,477
Hongkong Land Holdings Ltd.                                                                      24,813,000           51,115
Equity Office Properties Trust                                                                    1,800,000           50,616
XL Capital Ltd., Class A                                                                            642,800           46,603
Apartment Investment and Management Co., Class A                                                  1,175,000           43,111
Ascendas Real Estate Investment Trust(1)                                                         44,727,000           41,961
Unibail Holding                                                                                     283,296           37,312
St. Paul Travelers Companies, Inc.                                                                1,075,000           36,507
Chinatrust Financial Holding Co., Ltd.                                                           29,456,924           33,567
ProLogis                                                                                            762,346           29,716
Maguire Properties, Inc.                                                                          1,050,000           27,458
Suncorp-Metway Ltd.                                                                               2,120,000           27,148
Fortune Real Estate Investment Trust, units(1)                                                   30,745,000           23,902
Lincoln National Corp.                                                                              541,500           23,718
Mercury General Corp.                                                                               400,000           20,572
Commonwealth Bank of Australia                                                                      850,000           20,409
AmSouth Bancorporation                                                                              750,000           19,793
JCG Holdings Ltd.                                                                                22,451,000           17,165
Wing Lung Bank Ltd.                                                                               1,980,100           15,267
Hang Lung Properties Ltd.                                                                         2,218,100            3,292
                                                                                                                   7,250,731

UTILITIES -- 10.62%
E.ON AG                                                                                           6,906,000          563,222
National Grid Transco PLC                                                                        55,200,000          480,036
Southern Co.                                                                                     11,500,000          363,285
Scottish Power PLC                                                                               44,277,000          357,601
Exelon Corp.                                                                                      7,291,000          288,869
Gas Natural SDG, SA                                                                               9,250,000          252,172
FirstEnergy Corp.                                                                                 4,288,500          177,244
Public Service Enterprise Group Inc.                                                              3,336,300          142,093
Consolidated Edison, Inc.                                                                         3,250,000          141,213
NiSource Inc.                                                                                     6,539,307          140,268
Dominion Resources, Inc.                                                                          2,118,000          136,230
United Utilities PLC                                                                              8,600,000           90,662
United Utilities PLC, Class A                                                                     4,777,777           34,134
Northeast Utilities                                                                               4,645,000           89,788
Xcel Energy Inc.                                                                                  5,176,000           88,510
FPL Group, Inc.                                                                                   1,000,000           68,900
Ameren Corp.                                                                                      1,350,000           64,800
Cheung Kong Infrastructure Holdings Ltd.                                                         23,630,000           63,006
PPL Corp.                                                                                           965,000           50,180
Equitable Resources, Inc.                                                                           890,000           49,217
DTE Energy Co.                                                                                    1,000,000           42,710
American Electric Power Co., Inc.                                                                 1,200,000           39,516
Scottish and Southern Energy PLC                                                                  2,400,000           36,783
Duke Energy Corp.                                                                                 1,400,000           34,342
Pinnacle West Capital Corp.                                                                         800,000           34,096
Progress Energy, Inc.                                                                               700,000           28,910
Hong Kong and China Gas Co. Ltd.                                                                  7,800,000           15,035
                                                                                                                   3,872,822

TELECOMMUNICATION SERVICES -- 8.90%
SBC Communications Inc.                                                                          20,485,000          517,451
Verizon Communications Inc.                                                                      12,770,000          499,307
KT Corp. (ADR)                                                                                   13,162,420          242,978
KT Corp.                                                                                            780,720           25,396
TDC A/S                                                                                           6,761,534          250,841
Chunghwa Telecom Co., Ltd. (ADR)                                                                  6,915,000          130,348
Chunghwa Telecom Co., Ltd.                                                                       63,950,000          110,935
BellSouth Corp.                                                                                   8,765,000          233,763
Telecom Italia SpA, nonvoting                                                                    88,187,755          220,231
Royal KPN NV                                                                                     21,805,000          174,821
Telecom Corp. of New Zealand Ltd.                                                                39,363,919          155,743
Telefonica, SA                                                                                    8,145,000          134,770
BT Group PLC                                                                                     32,200,000          109,850
Swisscom AG                                                                                         251,391           90,744
Portugal Telecom, SGPS, SA                                                                        7,373,900           83,258
AT&T Corp.                                                                                        4,715,000           80,674
Vodafone Group PLC                                                                               20,000,000           51,241
Vodafone Group PLC (ADR)                                                                            875,000           22,566
Hellenic Telecommunications Organization SA                                                       3,650,000           56,660
France Telecom, SA                                                                                1,900,000           54,519
                                                                                                                   3,246,096

CONSUMER STAPLES -- 7.56%
Altria Group, Inc.                                                                               11,512,000          557,871
ConAgra Foods, Inc.                                                                              11,510,000          303,864
UST Inc.                                                                                          6,245,000          257,044
H.J. Heinz Co.                                                                                    5,645,000          205,196
Sara Lee Corp.                                                                                    7,700,000          179,256
Imperial Tobacco Group PLC                                                                        7,605,000          177,665
Gallaher Group PLC                                                                               13,305,292          168,001
Foster's Group Ltd.                                                                              42,031,188          158,769
KT&G Corp.                                                                                        5,562,000          154,086
Altadis, SA                                                                                       4,154,995          152,855
Reynolds American Inc.                                                                            1,740,000          119,816
Diageo PLC                                                                                        7,675,000          102,689
General Mills, Inc.                                                                               1,700,000           75,225
Unilever NV                                                                                         943,600           55,020
Lion Nathan Ltd.                                                                                  6,491,066           38,260
WD-40 Co.(1)                                                                                      1,076,650           30,431
Wolverhampton & Dudley Breweries, PLC                                                             1,321,829           22,140
                                                                                                                   2,758,188

INDUSTRIALS -- 5.19%
General Electric Co.                                                                              6,250,000          213,250
Autopistas, Concesionaria Espanola, SA                                                            8,826,687          165,576
Macquarie Airports(1)                                                                            71,353,636          151,044
Macquarie Infrastructure Group                                                                   52,788,216          146,491
Sandvik AB                                                                                        3,100,000          116,373
Emerson Electric Co.                                                                              1,470,000           94,153
Hubbell Inc., Class B                                                                             1,910,000           87,325
BRISA-Auto-Estradas de Portugal, SA                                                              10,450,000           85,653
Stagecoach Group PLC                                                                             46,814,168           76,306
Hills Motorway Group(1)                                                                          11,100,000           68,083
Kowloon Motor Bus Co. (1933) Ltd.                                                                13,993,600           66,353
Singapore Technologies Engineering Ltd.                                                          48,700,000           61,212
Uponor Oyj                                                                                        1,740,000           61,186
ComfortDelGro Corp. Ltd.                                                                         67,824,451           58,329
Geberit AG                                                                                           88,850           58,009
ServiceMaster Co.                                                                                 4,246,200           54,521
LG Engineering & Construction Co., Ltd.(1)                                                        2,550,000           51,729
Qantas Airways Ltd.                                                                              19,441,039           48,279
Leighton Holdings Ltd.                                                                            5,547,000           46,388
Spirax-Sarco Engineering PLC                                                                      3,336,391           36,858
Hyundai Development Co.                                                                           2,470,000           33,110
Fong's Industries Co. Ltd.(1)                                                                    36,590,000           31,267
SMRT Corp. Ltd.                                                                                  68,363,000           29,396
Singapore Post Private Ltd.                                                                      44,010,000           21,306
Seco Tools AB, Class B                                                                              505,000           20,350
Ultraframe PLC                                                                                    4,720,000            7,975
                                                                                                                   1,890,522

ENERGY -- 5.09%
Royal Dutch Petroleum Co. (New York registered)                                                   6,578,000          356,791
"Shell" Transport and Trading Company, PLC                                                       20,950,000          164,969
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                2,070,000           97,828
ENI SpA                                                                                          16,125,000          367,019
TOTAL SA (ADR)                                                                                    1,752,900          182,792
TOTAL SA                                                                                            375,000           78,161
Husky Energy Inc.                                                                                 9,165,000          240,986
IHC Caland NV(1)                                                                                  2,083,797          119,612
Kinder Morgan, Inc.                                                                               1,817,400          116,986
Enbridge Inc.                                                                                     1,761,734           76,549
TonenGeneral Sekiyu KK                                                                            6,250,000           54,569
                                                                                                                   1,856,262

MATERIALS -- 3.06%
Dow Chemical Co.                                                                                  6,450,000          289,863
UPM-Kymmene Corp.                                                                                 6,600,000          130,811
Fletcher Building Ltd.(1)                                                                        26,209,303           97,946
Worthington Industries, Inc.(1)                                                                   4,411,600           87,570
Lyondell Chemical Co.                                                                             3,600,000           82,728
PaperlinX Ltd.                                                                                   22,217,500           80,102
Norske Skogindustrier ASA, Class A                                                                4,062,500           73,996
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  3,049,000           64,517
MeadWestvaco Corp.                                                                                1,785,000           56,281
Stora Enso Oyj, Class R                                                                           2,750,000           39,349
M-real Oyj, Class B                                                                               4,996,500           30,987
Hung Hing Printing Group Ltd.                                                                    28,550,000           21,829
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                            628,000           21,151
Holmen AB, Class B                                                                                  650,000           20,219
BASF AG                                                                                             283,000           17,695
                                                                                                                   1,115,044

CONSUMER DISCRETIONARY -- 2.52%
Kingfisher PLC                                                                                   23,420,000          130,007
Dixons Group PLC                                                                                 40,784,561          128,649
General Motors Corp.                                                                              3,250,000          125,288
DaimlerChrysler AG                                                                                2,070,000           85,707
Sky City Ltd.(1)                                                                                 22,969,600           70,561
Hilton Group PLC                                                                                 11,300,000           53,492
John Fairfax Holdings Ltd.                                                                       16,213,957           52,029
InterContinental Hotels Group PLC                                                                 3,828,636           46,866
Greene King PLC                                                                                   1,963,555           41,472
Mitchells & Butlers PLC                                                                           7,367,844           38,532
Ekornes ASA                                                                                       1,455,425           33,194
Harrah's Entertainment, Inc.                                                                        525,000           30,723
Schibsted ASA                                                                                     1,295,600           28,278
Kesa Electricals PLC                                                                              5,298,114           26,467
Pacifica Group Ltd.(1)                                                                            9,300,000           25,600
SCMP Group Ltd.                                                                                   6,076,000            2,440
                                                                                                                     919,305

HEALTH CARE -- 1.41%
Bristol-Myers Squibb Co.                                                                         13,000,000          304,590
Sonic Healthcare Ltd.                                                                            13,348,349          101,343
Fisher & Paykel Healthcare Corp. Ltd.(1)                                                         30,425,000           60,501
Cochlear Ltd.                                                                                     2,480,600           46,016
                                                                                                                     512,450

INFORMATION TECHNOLOGY -- 0.85%
Microsoft Corp.                                                                                   9,475,000          265,205
Rotork PLC(1)                                                                                     5,500,000           44,345
                                                                                                                     309,550

MISCELLANEOUS -- 3.80%
Other common stock securities in initial period of acquisition                                                     1,387,297


TOTAL COMMON STOCKS (cost: $20,084,176,000)                                                                       25,118,267


PREFERRED STOCKS -- 0.03%

FINANCIALS -- 0.03%
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred(1)                           400,000           10,360

TOTAL PREFERRED STOCKS (cost: $10,000,000)                                                                            10,360



                                                                                        Shares or principal
CONVERTIBLE SECURITIES -- 1.62%                                                                      amount

TELECOMMUNICATION SERVICES -- 0.42%
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                      Euro 82,250,000          121,475
ALLTEL Corp. 7.75% convertible preferred 2005                                                       350,000 units     17,745
CenturyTel, Inc. 6.875% ACES 2005                                                                   500,000 units     12,575
                                                                                                                     151,795

UTILITIES -- 0.34%
PG&E Corp. 9.50% convertible note 2010                                                          $28,000,000           72,625
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                  560,000           26,645
Ameren Corp. 9.75% ACES convertible preferred 2005                                                  800,000 units     23,120
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                       46,500 units      2,496
                                                                                                                     124,886

FINANCIALS -- 0.23%
Suez 4.50% convertible preferred 2006                                                       Euro 27,200,000           38,754
UnumProvident Corp. 8.25%, ACES convertible 2006                                                  1,000,000 units     29,710
Chubb Corp. 7.00% convertible preferred 2006                                                        600,000 units     16,950
                                                                                                                      85,414

MATERIALS -- 0.19%
Temple-Inland Inc. 7.50% Upper DECS 2005                                                            690,000 units     35,984
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(2)                                   35,000           32,920
                                                                                                                      68,904

CONSUMER DISCRETIONARY -- 0.11%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
     2032                                                                                           473,600           23,675
General Motors Corp., Series B, 5.25% convertible debentures 2032                                17,500,000           16,317
                                                                                                                      39,992


                                                                                                  Shares or     Market value
CONVERTIBLE SECURITIES                                                                     principal amount            (000)

CONSUMER STAPLES -- 0.08%
Albertson's, Inc. 7.25% convertible preferred 2007                                                1,200,000 units  $  29,448

HEALTH CARE -- 0.06%
Baxter International Inc. 7.00% convertible preferred 2006                                          400,000 units     20,568

INDUSTRIALS -- 0.05%
Northrop Grumman Corp. 7.25% convertible preferred 2004                                             100,000 units     10,241
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031(2)                                   100,000            7,825
                                                                                                                      18,066

MISCELLANEOUS -- 0.14%
Other convertible securities in initial period of acquisition                                                         51,300


TOTAL CONVERTIBLE SECURITIES (cost: $551,478,000)                                                                    590,373


                                                                                           Principal amount
BONDS AND NOTES -- 23.40%                                                                             (000)

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 5.04%
U.S. Treasury Obligations 5.75% 2005                                                              $  15,000           15,537
U.S. Treasury Obligations 6.50% 2005                                                                 60,000           62,015
U.S. Treasury Obligations 6.50% 2005                                                                  7,500            7,675
U.S. Treasury Obligations 6.75% 2005                                                                105,000          107,576
U.S. Treasury Obligations 7.50% 2005                                                                 98,000           99,546
U.S. Treasury Obligations 10.75% 2005                                                               259,000          276,280
U.S. Treasury Obligations 6.875% 2006                                                               100,000          106,750
U.S. Treasury Obligations 7.00% 2006                                                                 81,000           87,100
U.S. Treasury Obligations 9.375% 2006                                                               130,000          141,619
U.S. Treasury Obligations 3.25% 2007                                                                 31,520           31,929
U.S. Treasury Obligations 3.375% 2007(3)                                                             11,960           12,815
U.S. Treasury Obligations 6.125% 2007                                                                75,000           81,715
U.S. Treasury Obligations 6.25% 2007                                                                 75,000           80,988
U.S. Treasury Obligations 3.625% 2008(3)                                                             58,646           64,675
U.S. Treasury Obligations 10.375% 2009                                                               75,000           75,211
U.S. Treasury Obligations 12.75% 2010                                                               100,000          110,672
U.S. Treasury Obligations 13.875% 2011                                                               44,500           52,204
U.S. Treasury Obligations Principal Strip 0% 2018                                                    12,060            6,344
U.S. Treasury Obligations 6.375% 2027                                                                 9,000           10,884
U.S. Treasury Obligations Principal Strip 0% 2029                                                     6,500            1,855
Freddie Mac 7.00% 2005                                                                               46,000           47,473
Freddie Mac 5.25% 2006                                                                               80,000           82,641
Freddie Mac 5.125% 2008                                                                              25,000           26,664
Freddie Mac 5.75% 2009                                                                               75,000           81,862
Freddie Mac 4.50% 2014                                                                               10,000           10,068
Fannie Mae 7.125% 2005                                                                               50,000           50,702
Fannie Mae 5.50% 2006                                                                                50,000           51,884
Fannie Mae 7.125% 2007                                                                               50,000           54,796
                                                                                                                   1,839,480

MORTGAGE-BACKED OBLIGATIONS(4) -- 3.68%
Fannie Mae 11.00% 2015                                                                                  818              949
Fannie Mae 6.00% 2016                                                                                 1,361            1,431
Fannie Mae 7.00% 2016                                                                                   205              218
Fannie Mae 11.00% 2016                                                                                  464              541
Fannie Mae 6.00% 2017                                                                                19,656           20,662
Fannie Mae 6.00% 2017                                                                                 5,346            5,620
Fannie Mae 6.00% 2017                                                                                 3,177            3,340
Fannie Mae 6.00% 2017                                                                                 2,366            2,487
Fannie Mae 6.00% 2017                                                                                   974            1,024
Fannie Mae 6.00% 2017                                                                                   646              679
Fannie Mae 5.00% 2018                                                                                 3,294            3,373
Fannie Mae 11.00% 2018                                                                                1,027            1,199
Fannie Mae 5.50% 2016                                                                                48,440           50,158
Fannie Mae 11.00% 2020                                                                                  526              602
Fannie Mae 10.50% 2021                                                                                  163              190
Fannie Mae, Series 2002-W7, Class A-2, 4.80% 2022                                                        79               79
Fannie Mae 10.50% 2022                                                                                1,016            1,159
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                       922            1,000
Fannie Mae 7.50% 2029                                                                                   186              200
Fannie Mae 7.00% 2030                                                                                   734              782
Fannie Mae 6.50% 2031                                                                                 1,726            1,818
Fannie Mae 6.50% 2031                                                                                 1,488            1,568
Fannie Mae 6.50% 2031                                                                                   623              656
Fannie Mae 7.00% 2031                                                                                   721              767
Fannie Mae 7.50% 2031                                                                                   762              818
Fannie Mae 7.50% 2031                                                                                   136              146
Fannie Mae 6.50% 2032                                                                                 1,024            1,079
Fannie Mae 6.50% 2032                                                                                   482              508
Fannie Mae 7.00% 2032                                                                                 1,049            1,116
Fannie Mae 3.81% 2033(5)                                                                             23,837           23,926
Fannie Mae 4.042% 2033(5)                                                                             3,821            3,863
Fannie Mae 4.20% 2033(5)                                                                              5,792            5,869
Fannie Mae 5.00% 2033                                                                                 6,888            6,880
Fannie Mae 6.50% 2033                                                                                10,814           11,388
Fannie Mae 6.00% 2034                                                                                92,110           95,507
Fannie Mae 6.50% 2034                                                                                17,234           18,148
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                 9,726            9,708
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                      1,101            1,178
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1,
     7.50% 2032                                                                                      11,744           12,092
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1,
     7.50% 2032                                                                                       4,891            5,041
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class II-A-2,
     4.002% 2033(5)                                                                                   4,998            5,001
CS First Boston Mortgage Securities Corp., Series 2003-23, Class V-A-1,
     6.00% 2033                                                                                      14,440           14,778
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1,
     6.50% 2033                                                                                       6,003            6,215
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1,
     7.00% 2033                                                                                      16,277           17,065
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1,
     4.67% 2034(5)                                                                                   14,600           14,729
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1,
     4.733% 2034(5)                                                                                  42,333           42,729
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1,
     4.797% 2034(5)                                                                                  20,640           20,828
CS First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2-A-1,
     4.90% 2034(5)                                                                                    9,678            9,813
CS First Boston Mortgage Securities Corp., Series 2004-3, Class IV-A-1,
     6.00% 2034                                                                                       8,402            8,628
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3,
     6.238% 2034                                                                                     11,000           11,837
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3,
     6.38% 2035                                                                                      18,000           19,961
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1
     3.466% 2039                                                                                     15,626           15,688
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040                        6,550            7,262
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.026% 2033(5)                                   12,070           12,088
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.153% 2033(5)                                   7,193            7,188
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.343% 2034(5)                                    38,394           38,419
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.509% 2034(5)                                 15,494           15,547
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.058% 2034(5)                                 19,468           19,638
Bear Stearns ARM Trust, Series 2004-9, Class I-2-A-3, 5.08% 2034(5)                                  17,400           17,684
Bear Stearns ARM Trust, Series 2004-6, Class II-A-1, 5.198% 2034(5)                                   2,514            2,561
Bear Stearns ARM Trust, Series 2003-8, Class III-A-1, 5.216% 2034(5)                                 27,389           27,614
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.794% 2033(5)                            5,416            5,387
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.895% 2033(5)                         19,238           19,456
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.101% 2034(5)                           9,564            9,439
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.739% 2034(5)                            6,941            7,001
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.909% 2034(5)                        23,143           23,420
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 13-A-1, 4.929% 2034(5)                        12,467           12,622
CHL Mortgage Pass-Through Trust, Series 2003-60, Class 2-A-1, 5.017% 2034(5)                         10,675           10,806
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.264% 2034(5)                          9,945           10,166
Freddie Mac 6.00% 2017                                                                                  934              982
Freddie Mac 4.50% 2018                                                                                8,783            8,833
Freddie Mac 5.00% 2018                                                                               18,407           18,840
Freddie Mac 6.50% 2032                                                                               10,000           10,527
Freddie Mac 7.50% 2032                                                                                5,416            5,819
Freddie Mac 6.00% 2034                                                                               42,000           43,496
Freddie Mac 6.50% 2034                                                                                4,400            4,640
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                    4,717            4,684
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A,
     5.50% 2019                                                                                      14,528           14,924
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7,
     3.842% 2033(5)                                                                                  13,382           13,251
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A,
     4.03% 2033(5)                                                                                    6,340            6,336
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1,
     4.364% 2033(5)                                                                                  19,830           19,906
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A,
     4.229% 2034(5)                                                                                   3,648            3,598
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A,
     4.71% 2034(5)                                                                                   30,921           31,159
Citigroup Mortgage Loan Trust, Series 2004-HYB1, Class A-3-1, 4.55% 2034(5)                          71,713           72,652
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-1,
     6.025% 2030                                                                                      9,755           10,166
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1,
     7.543% 2032                                                                                     15,731           17,145
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1,
     7.656% 2032                                                                                      5,982            5,997
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2,
     7.757% 2032                                                                                      7,500            8,694
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1,
     3.734% 2033(5)                                                                                   2,544            2,540
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1,
     4.088% 2033(5)                                                                                  10,920           10,911
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1,
     4.183% 2033(5)                                                                                   9,349            9,371
Banc of America Mortgage Securities Trust, Series 2003-E, Class 2-A-2,
     4.35% 2033(5)                                                                                    6,044            6,071
Banc of America Mortgage Securities Trust, Series 2003-I, Class 3-A-1,
     4.544% 2033(5)                                                                                   4,202            4,187
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1,
     3.432% 2034(5)                                                                                   6,030            6,015
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                          14,756           15,750
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038                           13,250           14,605
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.722% 2034(5)                              29,672           30,258
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1,
     4.482% 2006                                                                                      8,617            8,741
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1,
     7.46% 2008                                                                                      17,233           18,874
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1,
     5.02% 2035                                                                                      13,441           13,797
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1,
     3.98% 2036                                                                                       9,306            9,361
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1,
     Class A-1, 3.972% 2039                                                                          18,991           19,051
Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class II-A-1,
     4.50% 2019                                                                                       9,823            9,764
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A-1,
     4.743% 2033(5)                                                                                   8,442            8,466
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1,
     6.80% 2031                                                                                      17,195           18,142
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030                      15,595           16,644
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                    15,169           16,328
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A,
     4.27% 2033(5)                                                                                    7,926            7,928
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1,
     4.67% 2034(5)                                                                                    8,265            8,176
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 2.918% 2016(2),(5)                        13,000           13,044
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043                      10,456           10,512
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015(2)                                    9,512           10,248
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                           9,312            9,465
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.528% 2027(2),(5)                       3,453            3,728
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033(5)                         4,140            4,135
Government National Mortgage Assn. 6.50% 2034                                                         1,300            1,374
                                                                                                                   1,340,474

FINANCIALS -- 3.52%
AIG SunAmerica Global Financing II 7.60% 2005(2)                                                     20,000           20,617
ASIF Global Financing XXVIII 1.74% 2007(2),(5)                                                        7,000            7,003
International Lease Finance Corp., Series P, 3.125% 2007                                              5,000            4,976
International Lease Finance Corp. 4.35% 2008                                                         28,500           28,979
International Lease Finance Corp. 4.50% 2008                                                         12,000           12,305
International Lease Finance Corp. 3.50% 2009                                                          2,000            1,955
International Lease Finance Corp., Series O, 4.55% 2009                                               4,600            4,678
International Lease Finance Corp. 6.375% 2009                                                         7,500            8,191
Household Finance Corp. 8.00% 2005                                                                   15,206           15,648
Household Finance Corp. 6.50% 2006                                                                   20,000           20,911
Household Finance Corp. 5.75% 2007                                                                   11,000           11,633
Household Finance Corp. 4.125% 2008                                                                   6,000            6,097
Household Finance Corp. 6.40% 2008                                                                   30,000           32,880
Prudential Financial, Inc. 4.104% 2006                                                               15,000           15,283
Prudential Insurance Co. of America 6.375% 2006(2)                                                   35,445           37,693
Prudential Funding LLC 6.60% 2008(2)                                                                 12,412           13,691
Prudential Holdings, LLC, Series C, 8.695% 2023(2),(4)                                               15,000           19,367
EOP Operating LP 6.625% 2005                                                                            500              506
EOP Operating LP 8.375% 2006                                                                            600              643
EOP Operating LP 7.75% 2007                                                                          45,000           50,348
EOP Operating LP 6.75% 2008                                                                           9,195           10,045
Spieker Properties, L.P. 6.75% 2008                                                                   3,500            3,833
Spieker Properties, LP 7.125% 2009                                                                    2,000            2,250
EOP Operating LP 4.65% 2010                                                                          17,500           17,797
USA Education, Inc. 5.625% 2007                                                                      38,000           40,085
SLM Corp., Series A, 3.625% 2008                                                                     10,000           10,068
SLM Corp., Series A, 4.00% 2009                                                                      10,000           10,065
SLM Corp., Series A, 4.19% 2009(5)                                                                   10,000           10,177
SLM Corp., Series A, 5.375% 2014                                                                     10,000           10,394
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                     25,000           26,045
Monumental Global Funding II, Series 2003-F, 3.45% 2007(2)                                           10,000           10,203
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                     40,000           42,042
BankAmerica Corp., Series I, 7.125% 2005                                                              1,500            1,537
BankAmerica Corp. 7.125% 2006                                                                         1,000            1,065
Bank of America Corp. 5.25% 2007                                                                     20,000           20,970
BankBoston NA 7.00% 2007                                                                              7,500            8,292
Bank of America Corp. 3.875% 2008                                                                     4,400            4,476
BankAmerica Corp. 5.875% 2009                                                                         7,500            8,150
Bank of America Corp. 4.25% 2010                                                                     10,000           10,083
Bank of America Corp. 4.375% 2010                                                                     8,000            8,121
BankAmerica Corp. 7.125% 2011                                                                         1,750            2,023
Bank of America Corp. 4.875% 2012                                                                     2,000            2,057
Bank One, National Association 5.50% 2007                                                            20,000           21,113
J.P. Morgan Chase & Co. 3.50% 2009                                                                    5,000            4,958
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                                                         10,000           10,820
J.P. Morgan Chase & Co. 4.50% 2010                                                                   20,000           20,469
Allstate Corp. 5.375% 2006                                                                           20,000           20,946
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                  15,000           15,681
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009                                        13,000           13,361
MBNA Corp. 5.625% 2007                                                                               26,000           27,611
MBNA America Bank, National Association 5.375% 2008                                                  15,500           16,344
MBNA Corp., Series B, 2.494% 2027(5)                                                                  5,000            4,733
Washington Mutual, Inc. 2.40% 2005                                                                    7,000            6,983
Washington Mutual, Inc. 7.50% 2006                                                                   34,000           36,657
Wells Fargo & Co. 5.125% 2007                                                                        27,500           28,710
Wells Fargo & Co. 3.50% 2008                                                                         10,000           10,050
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                              4,500            4,660
United Dominion Realty Trust, Inc. 6.50% 2009                                                        28,925           31,666
Developers Diversified Realty Corp. 3.875% 2009                                                      15,000           14,790
Developers Diversified Realty Corp. 4.625% 2010                                                      19,750           19,826
Capital One Bank 6.875% 2006                                                                         15,000           15,748
Capital One Financial Corp. 7.125% 2008                                                               5,750            6,364
Capital One Bank 5.75% 2010                                                                          10,500           11,235
Simon Property Group, LP 6.375% 2007                                                                  5,000            5,404
Simon Property Group, LP 5.375% 2008                                                                  2,000            2,108
Simon Property Group, LP 3.75% 2009                                                                  15,500           15,320
Simon Property Group, LP 4.875% 2010                                                                  5,000            5,118
Simon Property Group, LP 4.875% 2010(2)                                                               2,500            2,552
Nationwide Life Insurance Co. 5.35% 2007(2)                                                          27,500           28,799
Hospitality Properties Trust 7.00% 2008                                                               3,000            3,247
Hospitality Properties Trust 6.75% 2013                                                              18,925           20,692
CIT Group Inc. 3.375% 2009                                                                            5,000            4,903
CIT Group Inc. 6.875% 2009                                                                           16,000           18,064
American Express Credit Corp. 3.00% 2008                                                              5,000            4,932
American Express Co. 4.75% 2009                                                                      15,000           15,627
Mangrove Bay Pass Through Trust 6.102% 2033(2),(5)                                                   19,490           20,021
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007(2)                                   20,000           19,951
Kimco Realty Corp., Series A, 6.73% 2005                                                             10,120           10,399
Price REIT, Inc. 7.50% 2006                                                                           2,900            3,169
Kimco Realty Corp., Series C, 3.95% 2008                                                              3,000            3,025
Kimco Realty Corp. 6.00% 2012                                                                         2,000            2,155
Archstone-Smith Operating Trust 5.00% 2007                                                            5,000            5,185
Archstone-Smith Operating Trust 5.625% 2014                                                          11,750           12,284
ERP Operating LP 4.75% 2009                                                                           6,360            6,558
ERP Operating LP 6.95% 2011                                                                           8,200            9,321
ERP Operating LP 6.625% 2012                                                                          1,250            1,401
Rouse Co. 3.625% 2009                                                                                 5,000            4,669
Rouse Co. 7.20% 2012                                                                                  7,865            8,383
Rouse Co. 5.375% 2013                                                                                 4,000            3,778
ING Security Life Institutional Funding 2.70% 2007(2)                                                15,000           14,812
Westfield Capital Corp. Ltd. and WT Finance (Aust) Pty Ltd. and WEA Finance
     LLC 4.375% 2010(2)                                                                              14,500           14,504
Genworth Financial, Inc. 4.75% 2009                                                                  13,795           14,286
Commercial Credit Co. 6.625% 2006                                                                     1,975            2,128
Citigroup Inc. 5.125% 2014                                                                           10,000           10,368
Principal Life Global Funding I 4.40% 2010(2)                                                        10,000           10,099
Popular North America, Inc., Series E, 3.875% 2008                                                   10,000           10,057
Colonial Realty LP 4.80% 2011                                                                         9,000            8,860
Signet Bank 7.80% 2006                                                                                7,760            8,489
PNC Funding Corp. 5.75% 2006                                                                          7,500            7,858
Boston Properties LP 6.25% 2013                                                                       6,500            7,083
Lincoln National Corp. 5.25% 2007                                                                     6,145            6,442
Federal Realty Investment Trust 6.125% 2007                                                           4,500            4,808
Federal Realty Investment Trust 8.75% 2009                                                            1,000            1,197
Zions Bancorporation 6.00% 2015                                                                       4,000            4,299
Independence Community Bank 3.75% 2014(5)                                                             4,000            3,904
ACE Capital Trust II 9.70% 2030                                                                       2,000            2,616
Abbey National PLC 6.70% (undated)(5)                                                                    70               77
                                                                                                                   1,284,859

CONSUMER DISCRETIONARY -- 2.71%
Ford Motor Credit Co. 7.60% 2005                                                                     20,000           20,686
Ford Motor Credit Co. 6.875% 2006                                                                    17,000           17,680
Ford Motor Credit Co. 6.50% 2007                                                                      6,000            6,307
Ford Motor Credit Co. 7.20% 2007                                                                      5,000            5,407
Ford Motor Credit Co. 5.80% 2009                                                                      4,750            4,905
Ford Motor Credit Co. 7.375% 2009                                                                    25,000           27,218
Ford Motor Credit Co. 7.875% 2010                                                                    36,000           39,993
Ford Motor Credit Co. 7.375% 2011                                                                    25,000           27,154
General Motors Acceptance Corp. 7.50% 2005                                                           25,000           25,832
General Motors Acceptance Corp. 4.50% 2006                                                            5,000            5,076
General Motors Acceptance Corp. 6.75% 2006                                                            8,000            8,282
General Motors Acceptance Corp. 6.125% 2007                                                           9,750           10,176
General Motors Acceptance Corp. 7.75% 2010                                                           25,145           27,473
General Motors Acceptance Corp. 6.875% 2011                                                          17,000           17,721
General Motors Acceptance Corp. 7.25% 2011                                                           30,000           31,895
Viacom Inc. 5.625% 2007                                                                              25,000           26,563
Viacom Inc. 7.70% 2010                                                                               25,000           29,403
Viacom Inc. 6.625% 2011                                                                              10,000           11,290
AOL Time Warner Inc. 6.15% 2007                                                                      15,000           16,055
Time Warner Inc. 8.18% 2007                                                                          20,000           22,520
AOL Time Warner Inc. 6.875% 2012                                                                     20,000           22,783
DaimlerChrysler North America Holding Corp. 6.40% 2006                                               28,000           29,450
DaimlerChrysler North America Holding Corp. 4.05% 2008                                                6,480            6,529
DaimlerChrysler North America Holding Corp. 4.75% 2008                                               11,520           11,877
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                3,000            3,386
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                7,500            8,764
Clear Channel Communications, Inc. 6.00% 2006                                                         7,000            7,350
Clear Channel Communications, Inc. 6.625% 2008                                                        8,245            8,922
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                     29,000           32,999
Clear Channel Communications, Inc. 5.50% 2014                                                         7,000            7,077
Comcast Cable Communications, Inc. 8.375% 2007                                                       26,000           29,098
Comcast Cable Communications, Inc. 6.875% 2009                                                       18,000           20,157
Liberty Media Corp. 3.50% 2006                                                                        7,000            7,010
Liberty Media Corp. 7.875% 2009                                                                      29,250           33,063
Cox Radio, Inc. 6.625% 2006                                                                          37,567           39,193
Univision Communications Inc. 2.875% 2006                                                            13,000           12,887
Univision Communications Inc. 3.875% 2008                                                             4,100            4,103
Univision Communications Inc. 7.85% 2011                                                             13,900           16,485
May Department Stores Co. 4.80% 2009(2)                                                              28,000           28,713
May Department Stores Co. 5.75% 2014(2)                                                               2,000            2,069
Toys "R" Us, Inc. 6.875% 2006                                                                         5,000            5,212
Toys "R" Us, Inc. 7.625% 2011                                                                         7,500            7,575
Toys "R" Us, Inc. 7.875% 2013                                                                        17,760           17,893
Cox Communications, Inc. 7.75% 2006                                                                  22,351           24,108
Lowe's Companies, Inc. 7.50% 2005                                                                    10,096           10,645
Lowe's Companies, Inc., Series B, 6.70% 2007                                                          5,455            5,984
Lowe's Companies, Inc. 8.25% 2010                                                                     5,455            6,628
Harrah's Operating Co., Inc. 7.125% 2007                                                              6,000            6,530
Harrah's Operating Co., Inc. 7.50% 2009                                                              10,000           11,252
Harrah's Operating Co., Inc. 5.50% 2010                                                               4,325            4,518
Hilton Hotels Corp. 7.625% 2008                                                                       4,000            4,486
Hilton Hotels Corp. 7.20% 2009                                                                        8,412            9,505
Hilton Hotels Corp. 8.25% 2011                                                                        5,645            6,738
Hilton Hotels Corp. 7.625% 2012                                                                       1,000            1,178
Pulte Homes, Inc. 4.875% 2009                                                                        12,000           12,291
Pulte Homes, Inc. 8.125% 2011                                                                         7,500            8,804
Office Depot, Inc. 6.25% 2013                                                                        19,000           20,425
Carnival Corp. 3.75% 2007                                                                             6,000            6,051
Carnival Corp. 6.15% 2008                                                                            11,600           12,575
Ryland Group, Inc. 9.75% 2010                                                                        16,130           17,783
Hyatt Equities, LLC 6.875% 2007(2)                                                                   15,605           16,671
Lennar Corp., Series B, 9.95% 2010                                                                   12,125           13,185
MGM Mirage, Inc. 8.50% 2010                                                                          10,000           11,550
Target Corp. 3.375% 2008                                                                              1,650            1,653
Target Corp. 5.375% 2009                                                                              7,500            8,029
Kohl's Corp. 6.30% 2011                                                                               7,500            8,329
Delphi Automotive Systems Corp. 6.50% 2009                                                            1,200            1,259
Delphi Corp. 6.50% 2013                                                                               4,000            4,025
Delphi Trust II, trust preferred securities, 6.197% 2033(5)                                           2,750            2,758
Lear Corp., Series B, 8.11% 2009                                                                      3,865            4,442
Marriott International, Inc., Class C, 7.875% 2009                                                    2,000            2,327
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                 1,500            1,622
                                                                                                                     989,582

TELECOMMUNICATION SERVICES -- 1.84%
AT&T Wireless Services, Inc. 7.50% 2007                                                              18,575           20,487
AT&T Wireless Services, Inc. 7.875% 2011                                                             48,200           57,494
Tritel PCS, Inc. 10.375% 2011                                                                        47,364           53,802
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                      91,600           96,057
Sprint Capital Corp. 6.00% 2007                                                                      15,000           15,870
Sprint Capital Corp. 6.375% 2009                                                                      8,000            8,793
Sprint Capital Corp. 7.625% 2011                                                                     57,000           66,749
Deutsche Telekom International Finance BV 8.25% 2005(5)                                              20,000           20,689
Deutsche Telekom International Finance BV 3.875% 2008                                                10,375           10,464
Deutsche Telekom International Finance BV 8.50% 2010(5)                                              26,500           31,963
Deutsche Telekom International Finance BV 8.75% 2030(5)                                              13,900           18,397
France Telecom 7.95% 2006(5)                                                                         12,000           12,770
France Telecom 8.50% 2011(5)                                                                         31,750           38,181
British Telecommunications PLC 7.00% 2007                                                            18,000           19,593
British Telecommunications PLC 8.375% 2010(5)                                                        23,250           28,248
Koninklijke KPN NV 7.50% 2005                                                                        29,007           30,275
Koninklijke KPN NV 8.00% 2010                                                                        13,250           15,876
SBC Communications Inc. 5.75% 2006                                                                   19,900           20,776
SBC Communications 4.125% 2009                                                                       10,000           10,061
SBC Communications, Inc. 6.25% 2011                                                                  10,000           11,055
Telecom Italia Capital SA, Series A, 4.00% 2008                                                       5,750            5,794
Telecom Italia Capital SA, Series B, 5.25% 2013                                                      13,650           14,001
Telefonos de Mexico, SA de CV 8.25% 2006                                                             15,000           15,986
Singapore Telecommunications Ltd. 6.375% 2011(2)                                                      7,175            8,024
Singapore Telecommunications Ltd. 6.375% 2011                                                         6,575            7,353
Telefonica Europe BV 7.35% 2005                                                                      10,000           10,411
Qwest Services Corp. 13.00% 2007(2)                                                                   8,840           10,166
Vodafone Group PLC 5.375% 2015                                                                        8,000            8,385
PCCW-HKT Capital Ltd. 8.00% 2011(2),(5)                                                               2,450            2,838
PCCW-HKT Capital Ltd. 8.00% 2011                                                                      1,800            2,085
                                                                                                                     672,643

ASSET-BACKED OBLIGATIONS(4) -- 1.71%
Metris Master Trust, Series 2000-3, Class A, 2.17% 2009(5)                                           18,000           17,963
Metris Master Trust, Series 2001-2, Class A, 2.23% 2009(5)                                           41,500           41,408
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured,
     2.89% 2009(2)                                                                                    3,982            3,952
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured,
     3.50% 2009(2)                                                                                    8,276            8,338
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured,
     3.52% 2009(2)                                                                                    2,454            2,454
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured,
     3.87% 2010(2)                                                                                   10,000           10,058
CPS Auto Receivables Trust, Series 2004-B, Class A-2, 3.56% 2011(2)                                  34,000           34,239
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4,
     FSA insured, 3.55% 2009                                                                         32,000           32,282
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4,
     FSA insured, 3.48% 2010                                                                         20,000           20,209
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA
     insured, 2.67% 2011                                                                              5,000            4,920
Consumer Credit Reference Index Securities Program Trust,
     Series 2002-1A, Class A, AMBAC insured, 3.919% 2007(2),(5),(6)                                  35,000           35,483
CWABS, Inc., Series 2004-10, Class 2-AV-2, 2.283% 2033(5)                                            35,000           35,022
MBNA Master Credit Card Trust II, Series 2000-I, Class A, 6.90% 2008                                 25,000           25,881
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 2.47% 2013(5)                               5,000            5,069
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                   10,000           10,794
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009                                   16,190           18,157
MMCA Auto Owner Trust, Series 2000-2, Class B, 7.42% 2005                                             1,009            1,011
MMCA Auto Owner Trust, Series 2001-3, Class B, 2.82% 2008(5)                                          1,336            1,327
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                           4,000            3,998
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009                                          10,000           10,047
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                          10,000           10,071
MMCA Auto Owner Trust, Series 2002-2, Class B, 4.67% 2010                                             1,509            1,494
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured,
     4.45% 2034                                                                                      25,881           26,289
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured,
     2.41% 2007(2)                                                                                    9,000            8,976
Drive Auto Receivables Trust, Series 2004-A, Class A-4, MBIA insured,
     4.14% 2010(2)                                                                                   14,000           14,269
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured,
     2.419% 2008(2)                                                                                   6,250            6,174
Drivetime Auto Owner Trust, Series 2004-B, Class A-3 3.475% 2009(2)                                  16,656           16,778
Impac CMB Trust, Series 2004-6, Class 1-A-1, 2.333% 2034(5)                                          13,909           13,911
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 2.533% 2034(5)                                     8,682            8,718
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured,
     3.69% 2011(2)                                                                                   20,000           20,012
Home Equity Asset Trust, Series 2004-7, Class M-2, 2.593% 2035(5)                                    20,000           20,000
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A4,
     2.26% 2034(5)                                                                                   19,950           19,950
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C,
     2.87% 2013(5)                                                                                   15,000           15,209
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 201                      14,850           14,885
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured,
     2.62% 2007                                                                                       3,700            3,707
Triad Automobile Receivables Owner Trust, Series 2002-1, Class A-3, AMBAC
     insured, 3.00% 2009(2)                                                                           8,674            8,705
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 2.26% 2009(5)                        8,000            8,042
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 1.579% 2019(2),(5)                       7,932            7,932
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                               7,500            7,694
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured,
     3.58% 2008(2)                                                                                      588              590
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured,
     2.84% 2009(2)                                                                                    6,944            6,958
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3,
     AMBAC insured, 3.69% 2027                                                                        7,198            7,211
California Infrastructure and Economic Development Bank, Special Purpose Trust,
     SCE-1, Series 1997-1, Class A-6, 6.38% 2008                                                      4,813            4,996
California Infrastructure and Economic Development Bank, Special Purpose Trust,
     PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                     1,755            1,819
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030                                      5,943            6,093
Banco Itau SA, Series 2002-2, XLCA insured, 2.73% 2006(2),(5)                                         6,000            5,970
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured,
     2.58% 2011(2)                                                                                    5,963            5,952
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
     3.03% 2010                                                                                       5,667            5,691
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.31% 2030(5)                        5,000            5,047
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.46% 2011                                    4,438            4,382
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX,
     6.298% 2012(2),(6)                                                                               3,937            3,955
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A-6,
     3.40% 2033                                                                                       2,000            1,900
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031                                1,783            1,824
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA
     insured, 7.33% 2006(2)                                                                           1,230            1,236
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007(2)                           1,150            1,151
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033                             1,138            1,138
NPF XII, Inc., Series 2001-1A, Class A, 1.989% 2006(2),(5),(6),(7)                                    3,000              281
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(2),(6),(7)                                          5,000              469
                                                                                                                     622,091

HEALTH CARE -- 1.05%
Cardinal Health, Inc. 6.75% 2011                                                                     92,250          100,862
Health Net, Inc. 8.375% 2011(5)                                                                      38,545           46,785
Wyeth 4.375% 2008(5)                                                                                 22,790           23,183
Wyeth 5.50% 2013(5)                                                                                  22,025           22,701
Hospira, Inc. 4.95% 2009                                                                             28,050           28,787
Hospira, Inc. 5.90% 2014                                                                             15,000           15,792
UnitedHealth Group Inc. 7.50% 2005                                                                   10,770           11,243
UnitedHealth Group Inc. 3.75% 2009                                                                   15,000           14,950
UnitedHealth Group Inc. 4.125% 2009                                                                  12,000           12,098
Columbia/HCA Healthcare Corp. 6.91% 2005                                                              4,595            4,674
HCA Inc. 7.125% 2006                                                                                 25,991           27,273
Columbia/HCA Healthcare Corp. 7.25% 2008                                                              5,000            5,326
Schering-Plough Corp. 5.30% 2013                                                                     18,200           18,910
Aetna Inc. 7.375% 2006                                                                               17,250           18,190
Humana Inc. 7.25% 2006                                                                               12,850           13,646
Johnson & Johnson 8.72% 2024                                                                         12,330           12,868
Universal Health Services, Inc. 6.75% 2011                                                            5,000            5,538
                                                                                                                     382,826

UTILITIES -- 0.97%
Duke Energy Corp. First and Ref. Mortgage Bonds, Series A, 3.75% 2008                                10,000           10,086
Duke Capital Corp. 7.50% 2009                                                                        40,000           45,749
Duke Capital LLC 5.668% 2014                                                                          6,000            6,225
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                           6,000            6,281
Dominion Resources, Inc., Series B, 4.125% 2008                                                      10,000           10,162
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                                 15,561           16,279
Dominion Resources, Inc., Series 2000-A, 8.125% 2010                                                 15,000           17,876
Dominion Resources, Inc., Series 2002-C, 5.70% 2012(5)                                                4,250            4,511
NiSource Finance Corp. 7.625% 2005                                                                   32,285           33,848
NiSource Finance Corp. 6.15% 2013                                                                     3,000            3,284
NiSource Finance Corp. 5.40% 2014                                                                    17,000           17,589
Cilcorp Inc. 8.70% 2009                                                                              17,025           20,446
AmerenEnergy Generating Co., Series D, 8.35% 2010                                                     5,000            5,987
Union Electric Co. 4.65% 2013                                                                         4,250            4,264
Cilcorp Inc. 9.375% 2029                                                                              5,000            7,027
PSEG Power LLC 3.75% 2009                                                                            10,000            9,842
PSEG Power LLC 7.75% 2011                                                                            22,500           26,301
Commonwealth Edison Co., Series 99, 3.70% 2008                                                        2,750            2,790
Exelon Corp. 6.75% 2011                                                                               2,000            2,257
Exelon Generation Co., LLC 6.95% 2011                                                                21,600           24,632
Alabama Power Co., Senes Y, 2.80% 2006                                                                5,000            4,985
Alabama Power Co., Series X, 3.125% 2008                                                              1,800            1,780
Alabama Power Co., Series R, 4.70% 2010                                                               1,750            1,803
Southern Power Co., Series B, 6.25% 2012                                                              6,000            6,601
Alabama Power Co., Series Q, 5.50% 2017                                                               4,000            4,207
Oncor Electric Delivery Co. 6.375% 2012                                                              13,725           15,251
Constellation Energy Group, Inc. 6.125% 2009                                                         11,000           12,024
Progress Energy, Inc. 6.85% 2012                                                                      4,000            4,494
Progress Energy Florida, Inc., First Mortgage Bonds 4.80% 2013                                        5,000            5,057
Equitable Resources, Inc. 5.15% 2012                                                                  2,500            2,616
Equitable Resources, Inc. 5.15% 2018                                                                  3,125            3,160
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011                             5,500            5,551
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12,
     4.875% 2013                                                                                      5,000            5,120
Centerpoint Energy Resources Corp., Series B, 7.875% 2013                                             3,000            3,592
MidAmerican Energy Co. 5.125% 2013                                                                    1,500            1,568
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011                                        1,000              996
                                                                                                                     354,241

INDUSTRIALS -- 0.94%
General Electric Capital Corp., Series A, 5.00% 2007                                                 47,500           49,762
General Electric Capital Corp. 4.25% 2008                                                            10,000           10,289
Tyco International Group SA 6.375% 2005                                                              20,000           20,459
Tyco International Group SA 6.125% 2008                                                              25,500           27,791
Tyco International Group SA 6.125% 2009                                                               7,000            7,644
Cendant Corp. 6.875% 2006                                                                            14,525           15,482
Cendant Corp. 6.25% 2008                                                                             15,750           17,009
Cendant Corp. 7.375% 2013                                                                             7,000            8,165
Waste Management, Inc. 6.50% 2008                                                                     6,180            6,822
Waste Management, Inc. 6.875% 2009                                                                   22,500           25,251
Waste Management, Inc. 5.00% 2014                                                                       890              902
Raytheon Co. 6.50% 2005                                                                               7,063            7,250
Raytheon Co. 4.85% 2011                                                                              16,000           16,596
Bombardier Inc. 6.75% 2012(2)                                                                         5,000            4,690
Bombardier Inc. 6.30% 2014(2)                                                                        21,000           18,869
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2),(4)                               18,446           19,945
Continental Airlines, Inc., MBIA insured, 2.72% 2009(5)                                               2,000            2,019
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019(4)                                     4,956            4,787
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022(4)                                  6,784            6,635
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.85% 2009(4),(5)                       3,975            4,002
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013                                          5,000            4,698
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013(4)                                         8,348            3,931
Delta Air Lines, Inc., 1991 Equipment Certificates Trust, Series K,
     10.00% 2014(2),(4)                                                                               2,000              800
Hutchison Whampoa International Ltd. 6.50% 2013(2)                                                   11,800           12,584
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020(4)                                     11,187           11,210
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021(4                         875              908
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                         10,000            8,495
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                        3,000            3,039
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006(4)                                      1,400            1,459
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006(4)                                        8,500            8,968
American Standard Inc. 7.625% 2010                                                                    7,000            8,068
Worldspan, LP and WS Financing Corp. 9.625% 2011                                                      5,305            5,066
                                                                                                                     343,595

MATERIALS -- 0.68%
Weyerhaeuser Co. 5.95% 2008                                                                          34,593           37,465
Weyerhaeuser Co. 5.25% 2009                                                                          23,500           24,805
Weyerhaeuser Co. 6.75% 2012                                                                           2,000            2,267
Dow Chemical Co. 5.00% 2007                                                                          10,500           10,983
Dow Chemical Co. 5.75% 2008                                                                          10,500           11,279
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009(2)                                          7,500            7,398
Dow Chemical Co. 5.75% 2009                                                                          24,000           25,814
Norske Skogindustrier ASA 7.625% 2011(2)                                                             32,765           37,381
Packaging Corp. of America 4.375% 2008                                                               25,000           25,422
Packaging Corp. of America 5.75% 2013                                                                 7,000            7,250
International Paper Co. 4.00% 2010                                                                   27,000           26,605
Phelps Dodge Corp. 8.75% 2011                                                                         8,000            9,901
Alcan Inc. 6.45% 2011                                                                                 1,000            1,121
Alcan Inc. 5.20% 2014                                                                                 8,000            8,280
Temple-Inland Inc., Series F, 6.75% 2009                                                                500              553
Temple-Inland Inc. 7.875% 2012                                                                        5,285            6,316
MeadWestvaco Corp. 2.75% 2005                                                                         5,500            5,506
                                                                                                                     248,346

ENERGY -- 0.36%
Williams Companies, Inc. 7.125% 2011                                                                 20,000           22,500
Williams Companies, Inc. 8.125% 2012                                                                 22,600           26,668
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012                                           8,000            9,920
Devon Financing Corp., ULC 6.875% 2011                                                               17,500           20,066
El Paso Corp. 7.00% 2011                                                                              5,000            5,050
El Paso Corp. 7.875% 2012                                                                             8,000            8,380
El Paso Corp. 7.75% 2032                                                                              7,000            6,475
Pemex Finance Ltd. 8.875% 2010(4)                                                                    12,427           14,805
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2),(4)                                          7,250            7,222
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(4)                                              1,287            1,282
Apache Corp. 6.25% 2012                                                                               7,500            8,435
                                                                                                                     130,803

INFORMATION TECHNOLOGY -- 0.32%
Motorola, Inc. 4.608% 2007                                                                           12,500           12,880
Motorola, Inc. 7.625% 2010                                                                           27,500           32,297
Motorola, Inc. 8.00% 2011                                                                            10,000           12,078
Electronic Data Systems Corp., Series B, 6.00% 2013(5)                                               50,000           51,150
Jabil Circuit, Inc. 5.875% 2010                                                                       7,500            7,894
                                                                                                                     116,299

CONSUMER STAPLES -- 0.31%
SUPERVALU INC 7.875% 2009                                                                             5,212            6,047
SUPERVALU INC. 7.50% 2012                                                                            18,730           21,867
Wal-Mart Stores, Inc. 8.00% 2006                                                                      9,500           10,372
Wal-Mart Stores, Inc. 6.875% 2009                                                                    12,000           13,675
Kraft Foods Inc. 4.625% 2006                                                                          1,000            1,030
Nabisco, Inc. 7.05% 2007                                                                              1,000            1,095
Kraft Foods Inc. 6.25% 2012                                                                           1,855            2,045
Nabisco, Inc. 7.55% 2015                                                                              6,645            7,994
Nabisco, Inc. 6.375% 2035(5)                                                                         10,020           10,096
Kellogg Co. 6.00% 2006                                                                               13,250           13,839
Kellogg Co. 6.60% 2011                                                                                3,250            3,688
Anheuser-Busch Co. Inc. 9.00% 2009                                                                   12,000           14,824
Cadbury Schweppes US Finance LLC 5.125% 2013(2)                                                       5,500            5,626
                                                                                                                     112,198

MUNICIPALS -- 0.23%
County of Los Angeles, Taxable Pension Obligation Bonds, Series 1994-A,
     FSA insured, 8.57% 2005                                                                         25,000           26,024
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 5.00% 2021                                       11,280           11,425
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                       14,080           13,458
State of South Dakota, Educational Enhancement Funding Corp. Tobacco
     Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025                               10,641           10,168
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, 6.125% 2027                                                       9,710         9,432
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-Backed Bonds, Series 2001-A, Class A, 6.36% 2025                                           6,991            6,807
State of Louisiana, Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B
     5.50% 2030                                                                                       5,900            5,273
                                                                                                                      82,587

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.04%
United Mexican States Government Global 4.625% 2008                                                  12,200           12,423


TOTAL BONDS AND NOTES(cost: $8,371,865,000)                                                                        8,532,447




                                                                                           Principal amount     Market value
SHORT-TERM SECURITIES -- 6.14%                                                                        (000)            (000)

DuPont(E.I.) de Nemours & Co. 1.66%-1.89% due 11/4-12/27/2004                                       167,000          166,670
Coca-Cola Co. 1.60%-1.85% due 11/3-12/13/2004                                                       154,816          154,700
Citicorp 1.91% due 12/21/2004                                                                        40,000           39,889
CAFCO LLC 1.79%-2.03% due 11/18/2004-1/6/2005(2)                                                     85,000           84,812
Ciesco LLC 1.88% due 12/13/2004                                                                      16,900           16,862
Pfizer Inc 1.79%-1.96% due 12/6/2004-1/12/2005(2)                                                   128,551          128,185
Procter & Gamble Co. 1.60%-1.97% due 11/12/2004-1/21/2005(2),(8)                                    125,200          124,972
Federal Home Loan Bank 1.60%-1.98% due 11/9/2004-1/21/2005                                          121,700          121,407
Wal-Mart Stores Inc. 1.67%-1.86% due 11/2-11/30/2004(2)                                             115,800          115,719
Private Export Funding Corp. 1.72%-2.00% due 11/8/2004-1/25/2005(2)                                 106,700          106,313
U.S. Treasury Bills 1.705%-1.761% due 1/13/2005(8)                                                  104,900          104,508
Variable Funding Capital Corp. 1.75%-1.80% due 11/18-11/22/2004(2),(8)                              100,000           99,902
Wells Fargo & Co. CD 1.91%-1.93% due 12/6-12/28/2004                                                 96,000           95,908
Three Pillars Funding, LLC 1.85%-2.02% due 12/17/2004-1/20/2005(2),(8)                               85,827           85,469
Clipper Receivables Co. LLC 1.84%-1.89% due 11/22-12/22/2004(2)                                      82,400           82,250
Edison Asset Securitization 1.65%-1.90% due 11/1-12/20/2004(2)                                       80,000           79,916
Eli Lilly and Co. 1.69%-2.01% due 11/4/2004-1/19/2005(2)                                             70,400           70,254
FCAR Owner Trust 1.65%-1.76% due 11/3-11/10/2004                                                     70,000           69,982
Federal Farm Credit Banks 1.81% due 12/23/2004                                                       70,000           69,818
Park Avenue Receivables Co. LLC 1.93%-1.94% due 12/2-12/15/2004(2)                                   62,283           62,162
Abbott Laboratories Inc. 1.57%-1.84% due 11/2-12/14/2004(2)                                          47,820           47,768
Ranger Funding Co. LLC 1.78%-1.79% due 11/2-11/17/2004(2)                                            37,300           37,278
Gannett Co. 1.80% due 12/2/2004(2)                                                                   35,000           34,944
SBC Communications Inc. 1.90% due 12/3/2004(2)                                                       30,000           29,948
Colgate-Palmolive Co. 1.78% due 11/19/2004(2)                                                        29,000           28,973
Caterpillar Financial Services Corp. 1.60%-1.78% due 11/3-11/16/2004                                 28,050           28,033
IBM Capital Inc. 1.96% due 1/6/2005(2)                                                               27,140           27,035
American Express Credit Corp. 1.75% due 12/1/2004                                                    27,000           26,959
Hershey Foods Corp. 1.56% due 11/8/2004(2)                                                           25,000           24,991
Minnesota Mining and Manufacturing Co. 1.80% due 11/29/2004                                          25,000           24,964
Tenessee Valley Authority 1.77% due 12/16/2004                                                       25,000           24,939
Exxon Project Investment Corp. 1.78% due 11/30/2004(2)                                               13,800           13,779
NetJets Inc. 1.65% due 11/9/2004(2)                                                                  10,000            9,996
                                                                                                                   2,239,305


TOTAL SHORT-TERM SECURITIES (cost: $2,239,437,000)                                                                 2,239,305


TOTAL INVESTMENT SECURITIES (cost: $31,256,956,000)                                                               36,490,752
Other assets less liabilities                                                                                        (27,530)

NET ASSETS                                                                                                       $36,463,222


(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restriced securities was $2,052,439,000, which represented 5.63% of the net assets of the fund.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) Coupon rate may change periodically.
(6) Valued under fair value procedures adopted by authority of the Board of Directors.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) This security, or a portion of this security, has been segregated to cover funding requirements on investment transaction settling in the future.

ADR = American Depositary Receipts







             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc. (the "Fund") as of October 31, 2004, and for the year then ended and have issued our unqualified report thereon dated December 14, 2004 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of October 31, 2004 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
December 14, 2004




ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Capital Income Builder, Inc.



                                        By /s/ James B. Lovelace
                                     -------------------------------------------
                                        James B. Lovelace, Chairman and PEO

                                        Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By  /s/ James B. Lovelace
   --------------------------------------------------
         James B. Lovelace, Chairman and PEO

Date: January 7, 2005



By   /s/ Sheryl F. Johnson
   --------------------------------------------------
         Sheryl F. Johnson, Treasurer and PFO

Date: January 7, 2005